ANNUAL REPORT

December 31, 1998

ADVANCE Capital I, Inc.
An investment company with five funds

TABLE OF CONTENTS
---------------------------------------------
                                         Page
A Letter to Our Shareholders..............2
Investment Performance....................4
Financial Highlights.....................12

PORTFOLIO OF INVESTMENTS
     Equity Growth Fund..................17
     Bond Fund...........................22
     Balanced Fund.......................24
     Retirement Income Fund..............37
     Cornerstone Stock Fund..............45

Statement of Assets and Liabilities......47
Statement of Operations..................48
Statement of Changes in Net Assets.......49
Notes to Financial Statements............52
Report of Independent Accountants........56
Additional Information...................57

Dear Shareholders,

     Many unsettling world events, both intriguing and emotionally draining, characterized the investment landscape in 1998. El Nino's floods and hurricanes decimated lives and crushed local economies. Financial troubles led both to civil unrest and to many International Monetary Fund (IMF) bailout
packages around the world.   At home, the ongoing impeachment
inquiry of the President dominated the news throughout the year. Even in the face of this turmoil, 1998 provided the fourth straight year of record stock returns, the first budget surplus in three decades and the lowest unemployment and inflation rates in thirty years.

     When the year began, many predicted an "average" year for stocks. Double-digit returns were the rule for the prior three years and, considering the unsettled economies of Asia, stocks were expected to return to their historical averages at best.
In retrospect, the year was anything but average. Early in the year, despite the anticipated decline in domestic GDP growth and mounting foreign problems, stocks soared. By April, the S&P 500 and the NASDAQ Composite Indices were headed for another record year as investors' appetite for stocks appeared insatiable, especially among Internet-related IPOs.

     As stocks continued to climb, the financial flu which had plagued Asia spread to the economies of Russia and Brazil. Rising political uncertainty and anemic economic growth left foreign investors in Russia fearful of a dramatic repetition of their experience in Asia. Their exodus ultimately led to a devaluation of the ruble, skyrocketing interest rates and plummeting stock values. Russia subsequently defaulted on a debt payment and sought an IMF bailout. In Brazil, huge budget deficits, rising interest rates and crumbling currency values forced that government to seek the assistance of the IMF. Together with loans from the World Bank, a $42 billion rescue package was created in an attempt to restore investor confidence and bring economic stability to the region.

     By the start of the third quarter, the combination of slower growth, falling commodity prices and crumbling foreign economies prompted many economists to conclude that global deflation or recession would follow. Either scenario represented trouble for stocks and investors began to unload stocks for the safety of U.S. government bonds. From mid July through mid September all the major stock indices dropped 15 to 20 percent. World financial markets appeared in disarray, liquidity was low and investor confidence was shaken.

     To stabilize world markets and add needed liquidity to the global financial system, central banks in 22 nations began lowering borrowing costs and did so an unprecedented 55 times from September to year end. That historic effort appears to have worked. The S&P 500 rebounded from its low to return almost 29 percent for the full year and perhaps, more importantly, investor confidence and liquidity appear to have returned to the capital markets.

     Within this volatile environment, the Advance Capital I, Funds produced returns that were in-line with and generally better than the indices of funds with similar objectives. The Equity Growth
Fund increased 16.2 percent for the year while the Lipper Mid Cap
Fund Index increased 13.9 percent.  The Balanced Fund with its
60-40 mix of stocks and bonds, increased 13.2 percent compared to a 15.1 percent increase in the Lipper Balanced Fund Index. The Bond and Retirement Income Funds returned 8.1 and 6.2 percent, respectively, compared to the Lipper Intermediate Bond Index return of 7.9 percent and the Lipper BBB Bond Index return of 6.0 percent. The new Advance Capital I, Inc. Cornerstone Stock Fund began trading on December 17th. For the final two week period of the year that Fund returned 4.6 percent compared to 4.2 percent for the S&P 500.

     Looking ahead we see that global prosperity remains fragile as unresolved economic and financial issues litter the road to continued prosperity. Japan, for instance, has wrestled with a decade long recession and a depression there is not out of the question. Without major shifts in financial policies, business models and consumer spending habits, the Japanese economy can only provide a shadow of its former prosperity. In Brazil, the economy appears headed for serious trouble. Recent steps by policy makers to devalue the currency in an attempt to realign the economy has undercut Brazilian loan values held by financial institutions worldwide. The economic health of Brazil and Japan are particularly important because they represent two of the four largest economies in the world.

     Domestically, business investment appears poised for a decline as the financing environment may restrict the availability of capital for expansion. Also, consolidations and mega-mergers could well lead to higher unemployment and lower personal income growth. These reduce consumer demand and squeeze corporate profits. Finally, the "wealth effect" of the last few years, produced by robust stock gains, low energy costs and refinanced mortgages, will most likely subside in 1999.

     So what does this mean for stocks and bonds? Even though the new year has started with a bang, we expect "average" results for both stocks and bonds in 1999. Although the economic foundation remains solid, many uncertainties linger. From the problems in foreign markets and slowing business investments to a debt burdened consumer, we expect that the year will be remembered as the year in which the financial markets took a welcome breather.

     At December 31, 1998, the five Advance Capital I, Inc. Funds held about $426 million in total assets, about 20 percent more than the prior year. Our focus has been and will remain on the long term. Intelligent investment decisions, broad diversification and control of costs comprise the cornerstones of our investment philosophy. We fully expect this approach will continue to serve our investors well over time. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. We appreciate the opportunity to answer your questions or to discuss financial or investment matters that may be of interest to you. Our toll-free number is (800) 345-4783.

                             Sincerely,



/s/ John C. Shoemaker                  /s/ Robert J. Cappelli
John C. Shoemaker                      Robert J. Cappelli

February 18, 1999

INVESTMENT PERFORMANCE

ADVANCE CAPITAL I, INC. IS AN OPEN-END, DIVERSIFIED MANAGEMENT
INVESTMENT COMPANY OFFERING INVESTMENT OPPORTUNITIES IN FIVE
MUTUAL FUND PORTFOLIOS.

           1998 FUND RESULTS
           Equity Growth                16.23%
           Balanced                     13.15%
           Bond                          8.12%
           Retirement Income             6.20%
           Cornerstone Stock*            4.60%

* Fund began 12/17/1998

     The accompanying comments are intended to help investors evaluate the dynamics of mutual fund performance. The charts and tables that follow show the average annual return of each Fund as well as selected measures of general stock and bond market returns. The Consumer Price Index (CPI) is also shown to illustrate the impact inflation has on investment returns.

     Figures for the life of the Bond and Balanced Funds begin August 31, 1987. The Retirement Income Fund figures begin on January 1, 1993, the start date for the Fund. The historical figures for the Equity Growth Fund begin January 1, 1994, immediately following a substantial change in the investment objectives and the addition of T. Rowe Price as a sub-investment
advisor to the Fund.   Figures for the Cornerstone Stock Fund
begin on December 17, 1998, the start date for the Fund.

THE EQUITY GROWTH FUND IN 1998

THE ADVANCE CAPITAL I EQUITY GROWTH FUND SEEKS LONG-TERM GROWTH
OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF SMALL,
RAPIDLY GROWING COMPANIES.

              TOP FIVE INDUSTRIES
              Computer Software              12.2%
              Retail Store                    9.5%
              Computer Peripheral             6.4%
              Medical Supplies                5.0%
              Broadcasting/Cable TV           4.4%

     The Equity Growth Fund returned 16.2 percent in 1998 while the S&P 400 Mid Cap Index returned 19.1 percent and the Lipper Mid Cap Index returned 13.9 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the Lipper Mid Cap Index, the S&P 400 Mid Cap Index and the Consumer Price Index (CPI) since the beginning of 1994.

     As investors reacted to the collapse of markets in high risk areas of the world, the equity markets were riddled with volatility. The first half of the year saw continued investor enthusiasm about the longevity of the U.S. economic expansion and surprisingly strong corporate profits. By mid year, however, it started to became apparent that problems in Asia and Russia could affect the growth prospects for the U.S. economy. As investor sentiment changed from euphoria to caution, the stock market went on a roller coaster ride. For example, the NASDAQ Composite Index had returned about 21 percent by June 30th. By mid October the Index was only slightly positive for the year (2.5 percent). In the final few months, market stability and investor confidence came roaring back to catapult the NASDAQ Composite Index to its third straight year of double-digit returns.

     As a mid cap growth fund, the Equity Growth Fund's investment performance was in-line with its peers, but once again lagged funds holding larger capitalized stocks. Typically, mid cap stocks have market capitalization's between $1 billion and

$5 billion, while large capitalized stocks have market capitalization's well over $10 billion. In volatile markets, investors tend to favor larger companies for their predictable earnings growth, leading industry positions and diverse product bases. In contrast, smaller companies have a narrower product scope and rely heavily on solid economic growth, low interest rates and an expanding market for their products to achieve above average growth rates. Although the economy performed well and interest rates remained low, many industries were affected by the problems overseas. Some companies that use or sell commodities were hit especially hard from "dumping" by Asian companies in desperate need of cash. As this new supply flooded the market, world commodity prices fell and domestic commodity producer profit margins were squeezed.
Also, as Asia fought its worst economic crisis in thirty years, the demand for telecommunications equipment, computers and ancillary products declined considerably. The financial strength and product diversity of larger companies gave them a distinct competitive advantage over many smaller companies that were unable to shift resources or respond as quickly to these pressures. The top names in the NASDAQ Composite Index contributed to the majority of the Index's return which helps to explain some of the performance differential between larger and smaller capitalized stocks over the last few years.

     Today, investors remain upbeat but cautious as Asia continues to struggle to rebuild its economic system and Brazil appears to have become the latest casualty of the global economic flu. Domestically, economic growth remains solid, interest rates are controlled and consumer confidence is strong. Stock investing will remain a roller coaster ride as contradicting foreign problems battle the strong U.S. economy. This volatile investing environment for 1999 will keep investors on their toes and returns around their average.


THE EQUITY GROWTH FUND

[EDGAR REFERENCE - S & P 400 MID CAP, LIPPER MID CAP, EQUITY GROWTH AND CPI INDEX LINE CHART FOR 1994-1998]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                      Past 1        Past 5       Life of
                                      Year          Years        Fund
                                      -------       -------      -------
         Equity Growth Fund           16.23%        16.30%       16.30%
         S&P 400 Mid Cap Index        19.09%        18.83%       18.83%
         Lipper Mid Cap Index         13.92%        16.35%       16.35%
         Consumer Price Index (CPI)    1.61%         2.43%        2.43%


     Past performance should not be used to attempt to predict future performance.

THE BOND FUND IN 1998

THE ADVANCE CAPITAL I BOND FUND SEEKS TO PROVIDE INVESTORS WITH
STABLE INCOME FROM HIGH QUALITY INVESTMENT GRADE BONDS AND U.S.
GOVERNMENT BONDS.


              AS OF 12/31/98
              Average Maturity                     8.2 Years
              Average Quality                             A+
              Average Duration                     5.5 Years
              Size                               3.7 Million

     The Bond Fund returned 8.1 percent for 1998 compared to the Lipper Intermediate Bond Index return of 7.9 percent. The Bond Fund's return represents 6.6 percent from income distributed to shareholders and a 1.5 percent increase in share price. The accompanying graph shows the cumulative performance of the Bond Fund, the Balanced Fund, the Lipper Intermediate Bond Index, the Consumer Price Index (CPI) and the Lipper Balanced Index since August 1987, the Fund's inception.

     The foreign contagion which began in 1997 continued its devastation throughout most of 1998. As problems spread through global economies, many investors sought comfort in the safety of U.S. government and high grade corporate bonds. The buying pressure, along with three rate cuts by the Federal Reserve, pushed the yield on the thirty year government bond from around six percent at the beginning of the year, to less than five percent by year end. The fundamental characteristics for most fixed income investments remain favorable as both the CPI and PPI indexes remain subdued, productivity appears to have offset rising wage pressures and commodity prices are stable. In addition, the Federal Reserve remains poised to lower interest further if economic or market conditions begin to deteriorate. This investment environment will continue to favor high quality investment grade issues and U.S. treasury bonds.

     At December 31, the Bond Fund was fully invested with an overall portfolio maturity of about 8.2 years. This maturity is near the middle of the target range of 5 to 10 years and slightly shorter than the year earlier figure of 9.5 years. The combination of strategically selling some longer than average maturing bonds along with bonds being called, led to the slight decline in overall Fund maturity. Although average maturity changed, overall quality remained an A+ and diversification was maintained.

     Today, foreign markets remain weak, commodity pressures are low and the economy appears poised for slower growth. The Bond Fund's structure of maintaining a well diversified portfolio of high quality bonds is well positioned for this fixed income scenario in 1999.

THE BALANCED FUND IN 1998

THE ADVANCE CAPITAL I BALANCED FUND SEEKS TO PROVIDE CAPITAL
APPRECIATION, CURRENT INCOME AND PRESERVATION OF CAPITAL BY
INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND BONDS.

              AS OF 12/31/98
              Bonds                       41%
              Small Stocks                20%
              Large Stocks                39%
              Size              $ 125 Million

     The Balanced Fund increased 13.2 percent in 1998 while the Lipper Balanced Index increased 15.1 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Bond Fund, the Lipper Intermediate Bond Index, the Lipper Balanced Index and the Consumer Price Index (CPI) since August
1987, the Fund's inception. Although the Fund began in August of 1987, the investment objectives and policies were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time.

     The Balanced Fund's mix of large company value, small company growth and investment grade fixed income securities produced positive results in a very volatile investment environment. For the fourth straight year, large company "growth" stocks such as Microsoft,
Intel and General Electric outpaced large company "value" stocks such as Halliburton and International Paper Company. The significant volatility in global markets, combined with falling commodity prices has steered many investors toward large company growth stocks for
their predictable earnings and solid market positions.   The
increased demand has led to historically high valuations and prices for many of these large company growth stocks. The distinct performance gap between growth and value stocks contributed to the Balanced Fund's under performance relative to the Lipper Balanced Index last year.

     Fixed income securities comprise about 40 percent of the total Fund. This portion of the Fund benefited from surprisingly low inflation and stock volatility which increased the demand for the stability of fixed income investments. The underlying economic fundamentals remain positive for bonds as both the CPI and PPI remain at historically low levels, energy costs are the lowest in twelve years and wage pressures are in-check. Also, nagging foreign problems will keep investors nervous and more willing to hold fixed income securities.

     Small-to-mid sized company growth stocks comprise the remaining 20 percent of the Balanced Fund. Although these stocks produced positive results for the year, they were once again over shadowed by investors' desire to hold large company growth stocks. Over long periods, however, statistical evidence proves that returns are higher for smaller company growth than for large company growth stocks.

     Today, investor confidence has returned to the equity markets amidst a strong U.S. economy and serious foreign problems. The Balanced Fund's allocation between large company, small company and fixed income securities along with proper industry diversification, should continue to provide a consistency and "balance" to returns should inflation increase or foreign problems escalate.

THE BOND AND BALANCED FUNDS

[EDGAR REFERENCE - LIPPER BALANCED, BALANCED, LIPPER BOND, BOND AND CPI INDEX LINE CHART FOR 1987-1998]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                          Past 1      Past 5       Life of
                                          Year        Years *      Fund
                                       ----------   ----------   ----------
         Bond Fund                        8.12%        6.86%        8.49%
         Balanced Fund                   13.15%       14.82%       10.13%
         Lipper Intermediate
          Bond Index                      7.87%        6.27%        8.82%
         Lipper Balanced Index           15.09%       13.11%       13.45%
         Consumer Price Index (CPI)       1.61%        2.43%        3.24%

Past performance should not be used to attempt to predict future performance.

*The investment objectives and policies of the Balanced Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time. The five year figures reflect results since that change.

THE RETIREMENT INCOME FUND IN 1998

THE ADVANCE CAPITAL I RETIREMENT INCOME FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME BY INVESTING AT LEAST 65 PERCENT IN INVESTMENT GRADE CORPORATE AND U.S. GOVERNMENT BONDS AND AS MUCH AS 33 PERCENT IN LOWER-RATED HIGH-YIELDING INSTRUMENTS.


              AS OF 12/31/98
              Average Maturity                 15.3 Years
              Average Quality                         BBB
              Average Duration                  8.1 Years
              Size                           $221 Million

     The Retirement Income Fund returned 6.2 percent for the year. The return was comprised of 7.1 percent from income distributed to shareholders and a .9 percent decrease in share price. The accompanying graph shows the cumulative performance of the Retirement Income Fund, the Lipper BBB Index and the
Consumer Price Index (CPI) since January 1993, the Fund's inception.

     As underlying fundamentals remained strong, the environment for investment grade fixed income securities was positive throughout 1998. Early in the year, expectations of benign inflation and slowing global growth spurred the demand for U.S. treasury bonds and high quality corporate bonds. By the third quarter, economic and social unrest in Asia and Russia left investors skittish about equity securities and desperate for the stability of fixed income securities, particularly those issued by the U.S. Government The dramatic shift in sentiment sent prices soaring and yields plummeting for both government and high quality corporate bonds. The yield on the thirty year government bond declined from around six percent at the beginning of the year to below five percent by mid September. By year end, the Federal Reserve had lowered rates three times to help stabilize world markets and improve the liquidity of the global financial system. Along with lower consumer and producer prices, the action by the Federal Reserve helped investment grade bonds and U.S. government securities generate above average returns for the year.

     In addition to investment grade bonds, the Retirement Income Fund also invests in high yield securities. The high yield market experienced severe volatility, along with liquidity problems during the third quarter.  These pressures stemmed from a
faltering Russian economy, continued problems in Asia and nervous
investors.   As uncertainty built, investors pulled money from high
yield bond funds, forcing some portfolio managers to sell in order to meet redemptions. Once the Federal Reserve stepped up its effort to cut key interest rates, high yield investors returned to the market and values inched back to respectable levels. The recent volatility in high yield bonds, although rare, is precisely the reason investors demand a higher yield to hold these securities.
The Fund's strategy of holding about two thirds investment grade and on third percent high yield bonds proved beneficial as rising investment grade values offset a relatively poor performance of high yield bonds.

     Today, the Retirement Income Fund's high yield portion remains weighted toward speculative quality names with relatively strong investment characteristics. The investment grade portion remains at its average maturity and quality levels. It appears that the high yield market has stabilized and market participants have returned. Interest rates are subdued and underlying fundamentals point to an average year for most fixed income securities in 1999.

THE RETIREMENT INCOME FUND

[EDGAR REFERENCE - RETIREMENT INCOME, LIPPER BBB INDEX AND CPI
INDEX LINE CHART FOR 1993-1998]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                         Past 1       Past 5      Life of
                                         Year         Years       Fund
                                        ---------    ---------   ---------
         Retirement Income Fund           6.20%        7.71%       8.60%
         Lipper BBB Index                 5.98%        6.92%       7.77%
         Consumer Price Index (CPI)       1.61%        2.43%       2.44%

Past performance should not be used to attempt to predict future performance.

THE CORNERSTONE STOCK FUND IN 1998

THE ADVANCE CAPITAL I CORNERSTONE STOCK FUND SEEKS TO PROVIDE
LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON
STOCKS OF LARGE, WELL ESTABLISHED COMPANIES.


              TOP FIVE HOLDINGS
              --------------------

              Microsoft
              Intel
              General Electric
              Cisco Systems
              Dell Computers


     The Cornerstone Stock Fund commenced on December 17, 1998.
For the two week period the Fund returned 4.6 percent while the S&P 500 Index returned 4.2 percent.

     The Cornerstone Stock Fund invests primarily in a diversified group of large, well established companies with market capitalization's well over $10 billion. Companies of this size tend to have established product lines, solid market positions and substantial financial resources. These are the most liquid stocks in the marketplace.

     Today, the Cornerstone Stock Fund is fully invested with over fifty securities in ten different industries. An emphasis on technology, pharmaceuticals and telecommunications recognizes the major growth opportunities of the next decade. The Fund's strategy of investing in highly capitalized companies with industry leading positions along with diligent investment research should prove beneficial over the long term.

                          ADVANCE CAPITAL I, INC.
                           FINANCIAL HIGHLIGHTS

-----------------------------------------------------------

                                                                                 EQUITY GROWTH
                                                              --------------------------------------------------
                                                                            Years ended December 31
                                                              --------------------------------------------------
                                                                 1998       1997       1996       1995       1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year . . . . . . . . . . . .    $17.25     $14.72     $12.53      $9.08      $9.46
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income (loss) . . . . . . . . . . . . . . .    (0.10)     (0.09)     (0.07)     (0.03)     (0.03)

  Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . . . . . .      2.90       2.69       2.26       3.48     (0.35)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations . . . . . . . . . . . . .      2.80       2.60       2.19       3.45     (0.38)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income. . . . . . . . . . . . . . . . . . .      0.00       0.00       0.00       0.00       0.00

  Net realized gain on investments . . . . . . . . . . . . .      0.00     (0.07)       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions. . . . . . . . . . . . . . . . . . . .      0.00     (0.07)       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year . . . . . . . . . . . . . . . .    $20.05     $17.25     $14.72     $12.53      $9.08
                                                              =========  =========  =========  =========  =========

TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . . . .    16.23%     17.68%     17.48%     38.00%     -4.02%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands) . . . . . . . . . .  $ 68,061   $ 54,332   $ 38,767   $ 25,625   $ 12,634
  Ratio of expenses to average net assets. . . . . . . . . .     1.02%      1.07%      1.09%      1.12%      1.21%
  Ratio of net investment income (loss)
    to average net assets. . . . . . . . . . . . . . . . . .    -0.58%     -0.58%     -0.50%     -0.29%     -0.30%
  Portfolio turnover rate. . . . . . . . . . . . . . . . . .    22.34%     20.53%     24.75%     13.86%     18.05%

                   See Notes To Financial Statements

                         ADVANCE CAPITAL I, INC.
                   FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------------------

                                                                                     BOND
                                                              --------------------------------------------------
                                                                           Years ended December 31
                                                              --------------------------------------------------
                                                                 1998       1997      1996       1995        1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . . . . . . . . . .     $10.52     $10.37     $10.79      $9.61     $10.82
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income . . . . . . . . . . . . . . . . . .       0.67       0.69       0.70       0.70       0.71

  Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . . . . . . . . .       0.15       0.24     (0.42)       1.18     (1.21)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations. . . . . . . . . . . . .       0.82       0.93       0.28       1.88     (0.50)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income . . . . . . . . . . . . . . . . . .     (0.67)     (0.69)     (0.70)     (0.70)     (0.71)

  Net realized gain on investments. . . . . . . . . . . . .     (0.05)     (0.09)       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions . . . . . . . . . . . . . . . . . . .     (0.72)     (0.78)     (0.70)     (0.70)     (0.71)
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year. . . . . . . . . . . . . . . .     $10.62     $10.52     $10.37     $10.79      $9.61
                                                              =========  =========  =========  =========  =========

TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . . .      8.12%      9.41%      2.81%     20.15%     -4.64%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). . . . . . . . . .   $  3,746   $  4,203   $  4,430   $  4,527   $  3,999
  Ratio of expenses to average net assets . . . . . . . . .      0.52%      0.54%      0.55%      0.55%      0.60%
  Ratio of net investment income to average
      net assets. . . . . . . . . . . . . . . . . . . . . .      6.35%      6.65%      6.71%      6.80%      7.06%
  Portfolio turnover rate . . . . . . . . . . . . . . . . .     11.56%     21.95%     19.77%      6.69%     21.92%


                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC.
                  FINANCIAL HIGHLIGHTS - Continued

-------------------------------------------------------

                                                                                   BALANCED
                                                              --------------------------------------------------
                                                                            Years ended December 31
                                                              --------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . . . . . . . . . .     $15.69     $13.68     $12.57      $9.97     $10.58
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income . . . . . . . . . . . . . . . . . .       0.48       0.45       0.41       0.35       0.32

  Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . . . . . . . . .       1.56       2.32       1.37       2.75     (0.61)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations. . . . . . . . . . . . .       2.04       2.77       1.78       3.10     (0.29)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income . . . . . . . . . . . . . . . . . .     (0.48)     (0.45)     (0.41)     (0.35)     (0.32)

  Net realized gain on investments. . . . . . . . . . . . .     (0.12)     (0.31)     (0.26)     (0.15)       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions . . . . . . . . . . . . . . . . . . .     (0.60)     (0.76)     (0.67)     (0.50)     (0.32)
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year. . . . . . . . . . . . . . . .     $17.13     $15.69     $13.68     $12.57      $9.97
                                                              =========  =========  =========  =========  =========

TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . . .     13.15%     20.50%     14.48%     31.53%     -2.72%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). . . . . . . . . .   $125,883   $ 99,421   $ 75,202   $ 59,299   $ 44,221
  Ratio of expenses to average net assets . . . . . . . . .      1.01%      1.04%      1.06%      1.07%      1.10%
  Ratio of net investment income to average
     net assets . . . . . . . . . . . . . . . . . . . . . .      2.92%      3.02%      3.17%      3.11%      3.18%
  Portfolio turnover rate . . . . . . . . . . . . . . . . .     11.04%     10.13%     12.79%     22.72%     34.97%


                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC.
                   FINANCIAL HIGHLIGHTS - Continued

-------------------------------------------------------

                                                                              RETIREMENT INCOME
                                                              -------------------------------------------------
                                                                           Years ended December 31
                                                              -------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year . . . . . . . . . . . .    $10.65     $10.20     $10.51      $9.22     $10.54
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income. . . . . . . . . . . . . . . . . . .      0.73       0.74       0.75       0.76       0.76

  Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . . . . . .    (0.08)       0.45     (0.31)       1.29     (1.32)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations . . . . . . . . . . . . .      0.65       1.19       0.44       2.05     (0.56)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income. . . . . . . . . . . . . . . . . . .    (0.73)     (0.74)     (0.75)     (0.76)     (0.76)

  Net realized gain on investments . . . . . . . . . . . . .    (0.01)       0.00       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions. . . . . . . . . . . . . . . . . . . .    (0.74)     (0.74)     (0.75)     (0.76)     (0.76)
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year . . . . . . . . . . . . . . . .    $10.56     $10.65     $10.20     $10.51      $9.22
                                                              =========  =========  =========  =========  =========

TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . . . .     6.20%     12.20%      4.54%     22.96%     -5.34%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands) . . . . . . . . . .  $221,221   $200,511   $170,799   $139,299   $ 84,162
  Ratio of expenses to average net assets. . . . . . . . . .     0.79%      0.82%      0.82%      0.84%      0.88%
  Ratio of net investment income to average
     net assets. . . . . . . . . . . . . . . . . . . . . . .     6.87%      7.21%      7.45%      7.64%      7.89%
  Portfolio turnover rate. . . . . . . . . . . . . . . . . .    19.52%     16.60%      8.34%     15.63%     12.27%


                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC.
                  FINANCIAL HIGHLIGHTS - Continued
-------------------------------------------------------

                                                                                             CORNERSTONE
                                                                                                STOCK
                                                                                         ----------------
                                                                                         Partial Year*
                                                                                         Ended
                                                                                         Dec. 31, 1998
                                                                                         ----------------
SELECTED PER-SHARE DATA
  Net asset value, beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .    $10.00
                                                                                         ----------
Income from investment operations
  Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00

  Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.46
                                                                                         ----------
  Total from investment operations. . . . . . . . . . . . . . . . . . . . . . . . . . .      0.46
                                                                                         ----------
Less distributions
  Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00

  Net realized gain on investments. . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00
                                                                                         ----------
  Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00
                                                                                         ----------
Net asset value, end of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $10.46
                                                                                         ==========

TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.60%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands). . . . . . . . . . . . . . . . . . . . . . .  $  7,316
  Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . .   0.66%**
  Ratio of net investment income to average
     net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.20%**
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.00%



*    From December 17, 1998 (commencement of operations) to December 31, 1998.
**    Annualized

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
ADVERTISING - 2.5%
  Catalina Marketing Corporation*                       2,600  $   177,775
  Harte-Hanks, Inc.                                     4,000      114,000
  Interpublic Group of Companies, Inc.                  4,200      333,900
  Lamar Advertising Company*                            6,000      223,500
  Omnicom Group, Inc.                                   5,000      290,000
  Outdoor Systems, Inc.*                               18,225      546,750

AEROSPACE / DEFENSE - 0.5%
  BE Aerospace, Inc.*                                   6,000      126,000
  Gulfstream Aerospace Corporation*                     4,500      238,500

AIR TRANSPORT - 1.0%
  Air Express International Corp.                       7,650      166,387
  ASA Holdings, Inc.                                    5,500      167,750
  Comair Holdings, Inc.                                 9,750      329,062

APPAREL - 1.2%
  Cintas Corporation                                    4,600      324,012
  Jones Apparel Group, Inc.*                            6,000      132,375
  Quiksilver, Inc.*                                     8,000      240,000
  Warnaco Group, Inc.                                   4,500      113,344

BANK - 4.3%
  Bank of New York Company, Inc.                       10,200      410,550
  City National Corporation                             8,000      333,000
  First American Corporation                            6,000      266,250
  Northern Trust Corporation                            5,600      488,950
  Providian Financial Corporation                       7,500      562,500
  Silicon Valley Bancshares*                            9,000      153,281
  State Street Corporation                              6,100      424,331
  Zions Bancorporation                                  5,000      311,875

BIOTECHNOLOGY - 1.3%
  Human Genome Sciences, Inc.*                          4,700      167,144
  Incyte Pharmaceuticals, Inc.*                         5,000      186,875
  Millennium Pharmaceuticals, Inc.*                    10,000      258,750
  Pioneer Hi-Bred International, Inc.                   6,000      160,875
  Protein Design Labs, Inc.*                            4,000       93,000

BROADCASTING / CABLE TV - 4.4%
  Chancellor Media Corporation*                         7,000      335,125
  Clear Channel Communications*                        12,000      654,000
  Cox Communications, Inc.*                             6,000      414,750
  Emmis Broadcasting Corporation*                       5,000      216,875
  Heftel Broadcasting Corporation*                      4,600      226,550
  Jacor Communications, Inc.*                           5,000      321,875
  TCA Cable TV, Inc.                                    9,000      321,187
  Univision Communications, Inc.*                       9,600      347,400
  Westwood One, Inc.*                                   6,000      144,000

BUILDING MATERIALS - 0.2%
  American Standard Companies, Inc.*                    4,000      143,750

CHEMICAL - 1.9%
  Ecolab, Inc.                                          8,000      288,500
  Lilly Industries, Inc.                                8,000      157,000
  Raychem Corporation                                   5,000      161,562
  Sherwin-Williams Company                              6,500      190,938
  Sigma-Aldrich Corporation                             8,000      235,000
  Valspar Corporation                                   7,800      289,575

COMPUTER & PERIPHERALS - 6.4%
  Cable Design Technologies*                            7,750      143,375
  Cisco Systems, Inc.*                                  6,750      626,484
  Comverse Technology, Inc.*                            4,500      319,500
  EMC Corporation*                                      8,600      731,000
  Gateway 2000, Inc.*                                   5,000      255,937
  Microchip Technology, Inc.*                           4,425      163,725
  Network Appliance Inc.*                              10,800      486,000
  SCI Systems, Inc.*                                    6,000      346,500

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
COMPUTER & PERIPHERALS - 6.4% (CONTINUED)
  Sun Microsystems, Inc.*                               8,500  $   727,812
  VERITAS Software Corporation*                         3,500      209,781
  Xilinx, Inc.*                                         5,300      345,162

COMPUTER SOFTWARE & SERVICES - 12.2%
  Acclaim Entertainment, Inc.*                             61          747
  Adobe Systems, Inc.                                   4,000      187,000
  Affiliated Computer Services, Inc.*                   7,000      312,375
  America Online, Inc.*                                10,000    1,443,750
  BARRA, Inc.*                                          7,000      165,375
  BMC Software, Inc.*                                  11,200      499,100
  Cadence Design Systems, Inc.*                        11,000      327,250
  Citrix Systems, Inc.*                                 5,250      509,578
  Compuware Corporation*                               10,000      781,250
  DST Systems, Inc.*                                    4,300      245,369
  Electronic Arts, Inc.*                                6,500      364,812
  HBO & Company                                        16,000      459,000
  Intuit, Inc.*                                         4,200      304,500
  Keane, Inc.                                           4,000      159,750
  Network Associates, Inc.*                             8,974      594,528
  Oracle Corporation*                                   7,500      323,438
  Shared Medical Systems Corporation                    3,500      174,562
  Sterling Commerce, Inc.*                              7,500      335,156
  SunGard Data Systems, Inc.*                           8,000      317,500
  Symantec Corporation*                                 8,800      191,400
  Synopsys, Inc.*                                       3,400      184,450
  Visio Corporation*                                    5,600      204,750
  Whittman-Hart Inc.*                                   7,900      218,238

DIVERSIFIED - 1.2%
  Danaher Corporation                                   8,000      432,000
  Equity Corporation International*                     5,800      154,063
  Service Corp. International                           5,200      197,925

DRUG - 3.2%
  Agouron Pharmaceuticals, Inc.*                        3,400      199,750
  Amgen, Inc.*                                          3,300      345,056
  BioChem Pharma, Inc.*                                 5,000      143,125
  Biogen, Inc.*                                         4,900      406,700
  Centocor Inc.*                                        5,500      248,188
  Elan Corporation PLC-ADR*                             3,700      257,381
  Gilead Sciences, Inc.*                                4,000      164,250
  Guilford Pharmaceuticals, Inc.*                       4,500       64,125
  Watson Pharmaceuticals, Inc.*                         5,600      352,100

DRUGSTORE - 0.3%
  Duane Reade, Inc.*                                    6,000      231,000

ELECTRIC & GAS UTILITIES - 0.5%
  AES Corporation*                                      7,500      355,313

ELECTRICAL EQUIPMENT - 0.1%
  Littlefuse, Inc.*                                     5,000       96,250

ELECTRONICS - 3.2%
  Altera Corporation*                                   6,800      413,950
  Molex, Inc.                                           7,421      236,544
  Sanmina Corporation*                                  5,400      337,500
  Symbol Technologies, Inc.                             9,975      637,777
  Teradyne, Inc.*                                       3,100      128,262
  Waters Corporation*                                   4,800      418,800

ENVIRONMENTAL - 1.0%
  Allied Waste Industries, Inc.*                        8,500      179,031
  Superior Services, Inc.*                              7,000      140,437
  Waste Management, Inc.                                7,812      364,235

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
 -----------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
FINANCIAL SERVICES - 2.4%
  Amvescap PLC-ADR                                      5,500  $   211,750
  Finova Group, Inc.                                    6,000      323,250
  Franklin Resources, Inc.                              9,300      326,081
  Mutual Risk Management, Ltd.                         11,632      455,102
  Paychex, Inc.                                         6,750      347,203

FOOD PROCESSING - 0.4%
  Tootsie Roll Industries, Inc.                         7,550      295,394

FOREIGN TELECOMMUNICATIONS - 0.9%
  Ericsson (LM) Telephone-ADR-Class B                   6,000      143,625
  Vodafone Group PLC-ADR                                3,000      483,375

GROCERY - 1.2%
  Safeway, Inc.*                                        8,800      536,250
  Whole Foods Market, Inc.*                             6,000      290,250

HOMEBUILDING - 0.2%
  Lennar Corporation                                    4,600      115,575

HOUSEHOLD PRODUCTS - 0.9%
  Lancaster Colony Corporation                          6,000      192,750
  Leggett & Platt, Inc.                                 9,000      195,750
  Rayovac Corporation                                   7,900      210,337

INDUSTRIAL SERVICES - 3.4%
  ACNielsen Corporation*                                7,500      211,875
  Apollo Group, Inc.*                                   8,250      279,469
  DeVry, Inc.*                                         12,000      367,500
  Equifax, Inc.                                         6,200      211,575
  Interim Services*                                     6,000      139,875
  Primark Corporation*                                  5,500      151,250
  Quintiles Transnational Corporation*                  6,000      320,250
  Robert Half International, Inc.*                      6,750      301,641
  Romac International, Inc.*                           10,000      222,500
  Sylvan Learning Systems, Inc.*                        4,500      137,250

INSURANCE - 3.1%
  Ace, Ltd.                                             8,900      306,494
  Ambac Financial Group, Inc.                           5,200      312,975
  EXEL Limited                                          3,500      262,500
  Mercury General Corporation                           4,900      213,762
  MGIC Investment Corporation                           4,000      159,250
  Progressive Corporation of Ohio                       2,800      474,250
  Protective Life Corporation                           9,100      362,294

MACHINERY - 0.8%
  Cognex Corporation*                                   5,000      100,000
  Donaldson Company, Inc.                               7,600      155,800
  IDEX Corporation                                      5,500      134,750
  Parker-Hannifin Corporation                           4,500      147,375

MANUFACTURED HOUSING - 0.2%
  Oakwood Homes Corporation                             7,000      106,312

MEDICAL SERVICES - 4.2%
  HCR Manor Care, Inc.*                                 5,550      162,337
  Health Management Associates*                        16,705      361,246
  HEALTHSOUTH Corporation*                              9,500      146,656
  IDX Systems Corporation*                              4,600      202,400
  IMS Health Incorporated                               4,500      339,469
  Lincare Holdings, Inc.*                               6,600      267,713
  Omnicare, Inc.                                        7,500      260,625
  Orthodontic Centers of America, Inc.*                 7,500      145,781
  PacifiCare Health Systems, Inc.-Class B*              1,500      119,250
  Total Renal Care Holdings, Inc.*                     12,342      364,860
  United HealthCare Corporation                         3,000      129,188
  Universal Health Services, Inc.-Class B*              5,300      279,575

MEDICAL SUPPLIES - 5.0%
  Arterial Vascular Engineering, Inc.*                  3,500      183,750
  Boston Scientific Corporation*                        6,000      160,875
  Cardinal Health, Inc.                                 6,187      469,052
  Guidant Corporation                                   6,000      661,500

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
MEDICAL SUPPLIES - 5.0% (CONTINUED)
  Henry Schein, Inc.*                                   4,500  $   201,375
  Medtronic, Inc.                                       7,122      528,809
  Sofamor Danek Group, Inc.*                            1,600      194,800
  Steris Corporation*                                   7,000      199,063
  Sybron International Corp.*                          13,000      353,438
  VISX, Inc.*                                           5,000      437,188

METAL FABRICATING - 0.3%
  Lincoln Electric Holdings, Inc.                       9,700      215,825

NEWSPAPER - 0.3%
  Central Newspapers, Inc.                              2,500      178,594

OFFICE EQUIPMENT & SUPPLIES - 0.6%
  Avery Dennison Corporation                            5,700      256,856
  Diebold, Inc.                                         4,500      160,594

OILFIELD SERVICES - 1.2%
  BJ Services Company*                                 11,500      179,688
  Cooper Cameron Corporation*                           6,900      168,188
  Noble Drilling Corporation*                           8,700      112,556
  Smith International, Inc.*                            8,800      221,650
  Weatherford International, Inc.*                      5,335      103,366

PACKAGING & CONTAINER - 0.4%
  Sealed Air Corporation*                               4,900      250,206

PETROLEUM - 1.1%
  Apache Corporation                                    4,500      113,906
  Barrett Resources Corporation*                        4,000       96,000
  Devon Energy Corporation                              4,500      138,094
  Noble Affiliates, Inc.                                4,400      108,350
  Tosco Corporation                                     7,500      194,063
  Veritas DGC, Inc.*                                    7,800      101,400

PRECISION INSTRUMENT - 0.8%
  Dionex Corporation*                                   6,000      219,750
  Roper Industries, Inc.                                6,000      122,250
  Teleflex, Inc.                                        5,000      226,250

PRINTING - 0.6%
  Valassis Communications, Inc.*                        8,000      413,000

PUBLISHING - 1.2%
  Harcourt General, Inc.                                4,500      239,625
  Meredith Corporation                                 10,000      378,750
  The Petersen Companies, Inc.*                         6,500      219,781

RAILROAD - 0.4%
  Kansas City Southern Ind., Inc.                       6,000      295,125

REAL ESTATE INVESTMENT MANAGEMENT - 0.8%
  LaSalle Partners, Inc.*                              10,800      317,925
  Security Capital Group, Inc.-Class B*                16,800      227,850

RECREATION - 1.2%
  Carnival Corporation                                  9,000      430,875
  Harley-Davidson, Inc.                                 8,000      379,000

RESTAURANT - 0.2%
  Outback Steakhouse, Inc.*                             3,750      149,531

RETAIL STORE - 9.5%
  AutoZone, Inc.*                                       8,100      266,794
  Bed Bath & Beyond, Inc.*                             14,000      477,750
  BJ's Wholesale Club, Inc.*                            5,500      254,719
  Borders Group, Inc.*                                  8,000      199,500
  CDW Computer Centers, Inc.*                           2,500      239,844
  Circuit City Stores, Inc.                             5,300      264,669
  Consolidated Stores Corporation*                      5,300      106,994

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
RETAIL STORE - 9.5% (CONTINUED)
  CVS Corporation                                       6,000  $   330,000
  Dollar General Corporation                           18,593      439,260
  Kohl's Corporation*                                   5,800      355,975
  Lands' End, Inc.*                                     7,200      193,950
  Linens 'n Things Inc.*                                7,000      277,375
  Men's Wearhouse, Inc.*                                9,225      292,894
  MSC Industrial Direct Co., Inc.*                      8,000      181,000
  Office Depot, Inc.*                                  13,400      492,450
  Staples Inc.*                                         7,000      305,813
  Starbucks Corporation*                                8,100      454,612
  Tiffany & Company                                     7,000      363,125
  TJX Companies, Inc.                                  12,000      348,000
  Williams-Sonoma, Inc.*                               10,000      403,125
  Zale Corporation*                                     7,000      224,437

SECURITIES BROKERAGE - 2.6%
  Charles Schwab Corporation                           13,500      758,531
  Investment Technology Group*                          7,800      484,088
  Legg Mason, Inc.                                      9,000      284,062
  Raymond James Financial, Inc.                        10,125      213,891

SEMICONDUCTOR - 3.6%
  Analog Devices, Inc.*                                 7,500      235,313
  Applied Materials, Inc.*                              7,000      298,812
  Dallas Semiconductor Corporation                      6,500      261,219
  Lattice Semiconductor Corporation*                    2,500      114,766
  Linear Technology Corporation                         7,400      662,763
  Maxim Integrated Products, Inc.*                     13,000      567,938
  Vitesse Semiconductor Corporation*                    7,500      342,187

TELECOMMUNICATIONS EQUIPMENT - 1.8%
  Ascend Communications, Inc.*                          4,850      318,887
  Tellabs, Inc.*                                       10,000      685,625
  Uniphase Corporation*                                 3,000      208,125

TELECOMMUNICATIONS SERVICE - 2.5%
  Aliant Communications Inc.                            7,500      306,562
  Cellular Communications International, Inc.*          2,000      136,000
  ICG Communications, Inc.*                             7,000      150,500
  Intermedia Communications, Inc.*                      7,000      120,750
  MCI WorldCom, Inc.*                                   6,500      466,375
  McleodUSA Inc.*                                       6,500      203,125
  Nextel Communications, Inc.*                          9,000      212,625
  United States Cellular Corporation*                   3,500      133,000

TEXTILE - 0.1%
  Unifi, Inc.                                           4,500       87,750

THRIFT - 0.7%
  Charter One Financial, Inc.                           6,300      174,825
  JSB Financial, Inc.                                   5,000      270,000

TOYS - 0.2%
  Mattel, Inc.                                          6,125      139,726

TRANSPORT SERVICES - 0.7%
  C.H. Robinson Worldwide, Inc.                         8,000      207,500
  Expeditors International of Washington, Inc.          6,000      252,000
                                                               ------------
TOTAL COMMON STOCK - 98.9%
  (Cost $38,097,742)                                           $67,314,607
                                                               ============

* Securities are non-income producing
ADR - American Depositary Receipt

                   See Notes To Financial Statements

                                  ADVANCE CAPITAL I, INC. - BOND FUND
                                        PORTFOLIO OF INVESTMENTS
                                            DECEMBER 31, 1998


---------------------------------------------------------------------

                                              S & P
                                              Credit                             Principal        Market
Fixed Income Securities                       Rating     Coupon     Maturity     Amount           Value
-------------------------------------------   --------   --------   ----------   --------------   -------------
AUTO & TRUCK - 3.0%
   Ford Motor Company                           A          7.250     10/01/08    $     100,000    $    110,931

BANK - 14.3%
   Banc One Corporation                         A          8.740     09/15/03          100,000         112,423
   Citicorp                                     A+         7.250     10/15/11          100,000         110,265
   Harris Bankcorp, Inc.                        A+         9.375     06/01/01           75,000          81,536
   J.P. Morgan & Company                        AA-        8.500     08/15/03          100,000         111,018
   Security Pacific Corporation                 A          9.750     05/15/99           40,000          40,620
   Swiss Bank Corp.-NY                          AA         7.375     07/15/15           75,000          80,280

COMPUTER & PERIPHERALS - 2.1%
   International Business Machines Corp.        A+         7.250     11/01/02           75,000          79,734

ELECTRIC & GAS UTILITIES - 10.1%
   Duke Energy Corporation                      AA-        6.375     03/01/08           75,000          75,863
   Florida Power Corporation                    AA-        6.875     02/01/08           70,000          76,893
   Ontario Hydro                                AA-        7.450     03/31/13          150,000         173,890
   Public Service Electric & Gas                A-         7.000     09/01/24           50,000          51,150

ENVIRONMENTAL - 1.3%
   Waste Management, Inc.                       BBB+       7.650     03/15/11           45,000          49,196

FINANCIAL SERVICES - 6.4%
   General Electric Capital Corporation         AAA        7.750     03/15/02          100,000         107,531
   GMAC                                         A          6.625     10/15/05          125,000         131,454

FOOD PROCESSING - 3.0%
   Archer Daniels Midland Company               AA-        7.125     03/01/13          100,000         112,570

FOREIGN GOVERNMENT - 7.4%
   Province of Ontario                          AA-        7.625     06/22/04          100,000         110,134
   Province of Quebec                           A+         8.800     04/15/03          150,000         167,487

GOVERNMENTAL AGENCY - 1.4%
   Tennessee Valley Authority                   AAA        6.125     07/15/03           50,000          50,797

INSURANCE - 8.7%
   Aetna Services, Inc.                         A          7.125     08/15/06          100,000         105,067
   Allstate Corporation                         A+         7.500     06/15/13          100,000         109,330
   CIGNA Corporation                            A          8.250     01/01/07          100,000         112,588

                                  See Notes To Financial Statements

                                  ADVANCE CAPITAL I, INC. - BOND FUND
                                        PORTFOLIO OF INVESTMENTS
                                            DECEMBER 31, 1998
---------------------------------------------------------------------

                                              S & P
                                              Credit                             Principal        Market
Fixed Income Securities                       Rating     Coupon     Maturity     Amount           Value
-------------------------------------------   --------   --------   ----------   --------------   -------------
MACHINERY - 6.2%
   Caterpillar, Inc.                            A+         9.000     04/15/06    $     100,000    $    118,705
   Deere & Company                              A+         8.950     06/15/19          100,000         115,000

METALS & MINING - 3.4%
   Alcan Aluminum Ltd.                          A-         5.875     04/01/00          125,000         125,859

NEWSPAPER - 1.8%
   Knight-Ridder, Inc.                          A          9.875     04/15/09           50,000          67,035

OFFICE EQUIPMENT & SUPPLIES - 0.8%
   Xerox Corporation                            A          9.750     03/15/00           30,000          31,499

PETROLEUM - 4.0%
   Kerr-McGee Corporation                       A-         7.000     11/01/11          150,000         150,334

RAILROAD - 2.9%
   Missouri Pacific Railroad Co.                A-         9.400     12/15/00          100,000         107,280

REAL ESTATE INVESTMENT MANAGEMENT - 2.9%
   Rodamco N.V.                                 AA         7.750     05/15/15          100,000         107,835

RETAIL STORE - 2.1%
   Wal-Mart Stores, Inc.                        AA         8.625     04/01/01           75,000          80,413

SECURITIES BROKERAGE - 4.3%
   Lehman Brothers Holdings, Inc.               A          8.875     03/01/02          150,000         160,573

TELECOMMUNICATIONS SERVICE - 8.3%
   AT&T Corporation                             NR         7.750     03/01/07           90,000         104,080
   GTE Southwest, Inc.                          AA-        5.820     12/01/99          100,000         100,400
   Pacific Bell Telephone Co.                   AA-        7.000     07/15/04          100,000         107,668

TOBACCO - 2.8%
   Philip Morris Companies, Inc.                A          6.375     02/01/06          100,000         103,276

U.S. GOVERNMENT - 0.9%
   U.S. Treasury - Bond                                    6.625     05/15/07           30,000          33,745
                                                                                                  -------------
TOTAL FIXED-INCOME SECURITIES - 98.1%
   (Cost $3,425,517)                                                                              $  3,674,459
                                                                                                  =============

                                  See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------

ADVERTISING - 0.4%
  Catalina Marketing Corporation*                1,100  $       75,212
  Interpublic Group of Companies, Inc.           1,400         111,300
  Lamar Advertising Company*                     1,700          63,325
  Omnicom Group, Inc.                            1,500          87,000
  Outdoor Systems, Inc.*                         6,750         202,500

AEROSPACE / DEFENSE - 0.6%
  BE Aerospace, Inc.*                            2,000          42,000
  B.F. Goodrich Company                          2,000          71,750
  Boeing Company                                 5,740         187,267
  Gulfstream Aerospace Corporation*              1,700          90,100
  Lockheed Martin Corporation                    3,000         254,250
  Raytheon Company - Class B                     1,700          90,525

AIR TRANSPORT - 0.2%
  Air Express International Corp.                2,400          52,200
  ASA Holdings, Inc.                             1,800          54,900
  Comair Holdings, Inc.                          3,562         120,217

APPAREL - 0.2%
  Quiksilver, Inc.*                              3,000          90,000
  VF Corporation                                 3,600         168,975
  Warnaco Group, Inc.                            1,500          37,781

AUTO PARTS - 0.3%
  Borg-Warner Automotive, Inc.                   2,000         111,625
  Dana Corporation                               2,600         105,950
  Genuine Parts Company                          3,000         100,312

AUTO & TRUCK - 0.4%
  Ford Motor Company                             4,900         287,569
  General Motors Corporation                     2,400         171,900

BANK - 4.9%
  Banc One Corporation                           9,260         472,839
  Bank of Boston Corporation                     5,080         197,802
  Bank of New York Company, Inc.                 5,600         225,400
  BankAmerica Corporation                       14,613         878,607
  Chase Manhattan Corporation                    9,680         658,240
  City National Corporation                      1,600          66,600
  First American Corporation                     4,400         195,250
  First Tennessee National Corp.                11,600         441,525
  First Union Corporation                       11,600         705,425
  J.P. Morgan & Company                          1,500         157,594
  KeyCorp                                        5,000         159,375
  Mellon Bank Corporation                        5,400         371,250
  National City Corporation                      2,000         144,000
  Northern Trust Corporation                     1,700         148,431
  PNC Bank Corporation                           4,000         216,500
  Providian Financial Corporation                2,400         180,000
  Silicon Valley Bancshares*                     3,400          57,906
  State Street Corporation                       2,400         166,950
  U.S. Bancorp                                   3,900         138,450
  Wells Fargo & Company                         11,130         444,504
  Zions Bancorporation                           1,500          93,563

BEVERAGE - 0.5%
  Anheuser-Busch Companies, Inc.                 7,400         485,625
  Coca-Cola Company                              1,000          67,000
  PepsiCo, Inc.                                  3,000         122,625

BIOTECHNOLOGY - 0.2%
  Human Genome Sciences, Inc.*                   1,200          42,675
  Incyte Pharmaceuticals, Inc.*                  1,400          52,325
  Millennium Pharmaceuticals, Inc.*              3,000          77,625
  Protein Design Labs, Inc.*                     1,100          25,575

BROADCASTING / CABLE TV - 0.9%
  A.H. Belo Corporation                          2,800          55,825
  Chancellor Media Corporation*                  2,400         114,900
  Clear Channel Communications*                  4,400         239,800
  Cox Communications, Inc.*                      1,500         103,688

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
BROADCASTING / CABLE TV - 0.9% (CONTINUED)
  Emmis Broadcasting Corporation*                1,500  $       65,063
  Heftel Broadcasting Corporation*               1,600          78,800
  Jacor Communications, Inc.*                    1,500          96,563
  TCA Cable TV, Inc.                             2,600          92,788
  Univision Communications, Inc.*                3,300         119,419
  U.S. West Media Group*                         4,000         188,000
  Westwood One, Inc.*                            1,700          40,800

BUILDING MATERIALS - 0.2%
  American Standard Companies, Inc.*             1,100          39,531
  Armstrong World Industries, Inc.               2,500         150,781

CHEMICAL - 1.3%
  duPont, E.I. de Nemours & Co.                  7,000         392,000
  Ecolab, Inc.                                   2,500          90,156
  Lilly Industries, Inc.                         2,500          49,063
  Minnesota Mining & Manufacturing               3,300         239,456
  Raychem Corporation                            2,000          64,625
  Rohm & Haas Company                            5,000         150,938
  Sherwin-Williams Company                       4,000         117,500
  Sigma-Aldrich Corporation                      2,600          76,375
  Union Carbide Corporation                      2,100          89,250
  Valspar Corporation                            2,600          96,525
  WD-40 Company                                  7,600         217,550

COMPUTER & PERIPHERALS - 1.5%
  Cable Design Technologies*                     2,000          37,000
  Cisco Systems, Inc.*                           2,925         271,476
  Comverse Technology, Inc.*                       800          56,800
  EMC Corporation*                               4,000         340,000
  Gateway 2000, Inc.*                            1,200          61,425
  Hewlett-Packard Company                        6,100         416,706
  Microchip Technology, Inc.*                    1,500          55,500
  Network Appliance Inc.*                        3,400         153,000
  SCI Systems, Inc.*                             2,000         115,500
  Sun Microsystems, Inc.*                        2,200         188,375
  Xilinx, Inc.*                                  2,100         136,762

COMPUTER SOFTWARE & SERVICES - 2.5%
  Adobe Systems, Inc.                            1,200          56,100
  Affiliated Computer Services, Inc.*            2,000          89,250
  America Online, Inc.*                          4,000         577,500
  Automatic Data Processing, Inc.                4,000         320,750
  BARRA, Inc.*                                   2,500          59,063
  BMC Software, Inc.*                            4,000         178,250
  Cadence Design Systems, Inc.*                  3,700         110,075
  Citrix Systems, Inc.*                          1,800         174,713
  Compuware Corporation*                         4,000         312,500
  DST Systems, Inc.*                             1,500          85,594
  Electronic Arts, Inc.*                         2,000         112,250
  HBO & Company                                  8,000         229,500
  Intuit, Inc.*                                  1,700         123,250
  Network Associates, Inc.*                      2,300         152,375
  Oracle Corporation*                            3,787         163,314
  Parametric Technology Company*                 2,000          32,750
  Shared Medical Systems Corporation               900          44,888
  Sterling Commerce, Inc.*                       2,300         102,781
  SunGard Data Systems, Inc.*                    2,000          79,375
  Symantec Corporation*                          2,400          52,200
  Synopsys, Inc.*                                2,000         108,500
  Visio Corporation*                             2,600          95,063
  Whittman-Hart Inc.*                            2,000          55,250

DIVERSIFIED - 1.3%
  AlliedSignal, Inc.                            10,200         451,987
  Danaher Corporation                            2,000         108,000
  PPG Industries, Inc.                           4,600         267,950
  Service Corp. International                    2,700         102,769

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
DIVERSIFIED - 1.3% (CONTINUED)
  Textron, Inc.                                  3,000  $      227,813
  Tomkins PLC-ADR                                4,900          98,000
  TRW, Inc.                                      2,000         112,500
  United Technologies Corporation                2,200         240,900

DRUG - 4.0%
  Agouron Pharmaceuticals, Inc.*                 1,200          70,500
  American Home Products Corp.                   6,800         382,925
  Amgen, Inc.*                                   1,100         115,019
  BioChem Pharma, Inc.*                          2,200          62,975
  Biogen, Inc.*                                  2,000         166,000
  Bristol-Myers Squibb Company                  12,400       1,659,275
  Centocor Inc.*                                 1,500          67,688
  Elan Corporation PLC-ADR*                      1,500         104,344
  Gilead Sciences, Inc.*                         1,000          41,063
  Guilford Pharmaceuticals, Inc.*                1,500          21,375
  Merck & Company, Inc.                          6,000         887,250
  Pfizer, Inc.                                   4,000         500,250
  Schering-Plough Corporation                    8,000         442,000
  Warner-Lambert Company                         5,500         413,531
  Watson Pharmaceuticals, Inc.*                  1,600         100,600

DRUGSTORE - 0.2%
  Duane Reade, Inc.*                             2,000          77,000
  Rite Aid Corporation                           4,000         198,250

ELECTRIC & GAS UTILITIES - 2.5%
  AES Corporation*                               2,200         104,225
  Baltimore Gas & Electric Company               5,700         175,275
  CMS Energy Corporation                         2,300         111,406
  Consolidated Edison Co. of N.Y.                2,400         126,900
  Duke Energy Corporation                        8,935         572,398
  Edison International                           6,500         181,187
  FirstEnergy Corp.                              4,500         145,969
  Florida Progress Corporation                   5,500         246,125
  GPU, Inc.                                      3,600         159,075
  Hawaiian Electric Industries, Inc.             2,300          92,287
  New Century Energies, Inc.                     4,700         229,125
  Northern States Power Company                  5,000         138,750
  SCANA Corporation                              5,000         160,937
  Southern Company                               8,000         232,500
  TECO Energy, Inc.                              9,700         272,813
  Texas Utilities Company                        4,300         200,756

ELECTRICAL EQUIPMENT - 1.5%
  Corning, Inc.                                  2,500         112,500
  Emerson Electric Company                       5,000         307,500
  General Electric Company                      12,500       1,275,000
  Hubbell Inc.-Class B                           3,200         121,600
  Littlefuse, Inc.*                              2,000          38,500

ELECTRONICS - 0.6%
  Altera Corporation*                            2,000         121,750
  Molex, Inc.                                    2,928          93,330
  Sanmina Corporation*                           1,900         118,750
  Symbol Technologies, Inc.                      4,500         287,719
  Waters Corporation*                            1,500         130,875

ENVIRONMENTAL - 0.4%
  Allied Waste Industries, Inc.*                 2,700          56,869
  Browning-Ferris Industries, Inc.               4,500         127,969
  Superior Services, Inc.*                       3,100          62,194
  Waste Management, Inc.                         5,687         265,156

FINANCIAL SERVICES - 1.6%
  American Express Company                       5,000         511,250
  Amvescap PLC-ADR                               1,700          65,450
  Associates First Capital Corporation           1,834          77,716
  Citigroup Inc.                                 5,400         267,300
  Countrywide Credit Industries, Inc.            4,000         200,750
  Dun & Bradstreet Corporation*                  4,700         148,344

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
FINANCIAL SERVICES - 1.6% (CONTINUED)
  Finova Group, Inc.                             2,000  $      107,750
  Franklin Resources, Inc.                       3,000         105,188
  Mutual Risk Management, Ltd.                   6,666         260,807
  Paychex, Inc.                                  3,375         173,602
  SunAmerica, Inc.                               1,800         147,712

FOOD PROCESSING - 1.3%
  ConAgra, Inc.                                  5,622         177,081
  General Mills, Inc.                            4,900         380,975
  Heinz (H.J.) Company                           5,000         281,563
  Hershey Foods Corp.                            2,800         174,125
  Kellogg Company                                3,000         102,375
  Quaker Oats Company                            2,000         119,000
  Sara Lee Corporation                           9,000         254,250
  Tootsie Roll Industries, Inc.                  2,546          99,612

FOREIGN TELECOMMUNICATIONS - 0.6%
  BCE Inc.                                       4,400         166,925
  Ericsson (LM) Telephone-ADR-Class B            3,600          86,175
  Reuters Group PLC-ADR                          2,733         173,204
  Vodafone Group PLC-ADR                         2,100         338,363

GROCERY - 0.4%
  Albertson's, Inc.                              2,900         184,694
  Safeway, Inc.*                                 4,000         243,750
  Whole Foods Market, Inc.*                      1,900          91,913

HOMEBUILDING - 0.2%
  Lennar Corporation                             1,700          42,713
  Rouse Company                                  8,800         242,000

HOTEL / GAMING - 0.0%
  Mirage Resorts, Inc.*                          2,000          29,875

HOUSEHOLD PRODUCTS - 1.4%
  Clorox Company                                 3,800         443,888
  Colgate-Palmolive Company                      6,200         575,825
  Kimberly-Clark Corporation                     5,800         316,100
  Lancaster Colony Corporation                   1,500          48,188
  Leggett & Platt, Inc.                          3,100          67,425
  Proctor & Gamble Company                       2,400         219,150
  Rayovac Corporation                            2,300          61,238

INDUSTRIAL SERVICES - 0.6%
  Apollo Group, Inc.*                            2,250          76,219
  DeVry, Inc.*                                   3,800         116,375
  Equifax, Inc.                                  2,600          88,725
  Interim Services*                              2,232          52,034
  Primark Corporation*                           1,800          49,500
  Quintiles Transnational Corporation*           2,000         106,750
  Robert Half International, Inc.*               2,250         100,547
  Sylvan Learning Systems, Inc.*                 3,075          93,788
  Vincam Group, Inc.*                            1,800          31,613

INSURANCE - 2.0%
  Ace, Ltd.                                      3,000         103,313
  AFLAC, Inc.                                    4,800         211,200
  Allstate Corporation                           7,230         279,259
  Ambac Financial Group, Inc.                    2,600         156,488
  American International Group, Inc.             4,500         434,813
  EXEL Limited                                   1,000          75,000
  Hartford Financial Services Group, Inc.        4,000         219,500
  Marsh & McLennan Companies, Inc.               6,600         385,688
  MBIA, Inc.                                     3,000         196,688
  Mercury General Corporation                    1,400          61,075
  MGIC Investment Corporation                    2,000          79,625
  Progressive Corporation of Ohio                1,000         169,375
  Protective Life Corporation                    2,700         107,494

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
MACHINERY - 0.7%
  Caterpillar, Inc.                              3,600  $      165,600
  Cognex Corporation*                            1,500          30,000
  Deere & Company                                4,200         139,125
  Donaldson Company, Inc.                        2,800          57,400
  Dover Corporation                             10,400         380,900
  IDEX Corporation                               2,000          49,000
  Parker-Hannifin Corporation                    1,575          51,581

MANUFACTURED HOUSING - 0.0%
  Oakwood Homes Corporation                      2,000          30,375

MEDICAL SERVICES - 0.8%
  HCR Manor Care, Inc.*                          3,700         108,225
  Health Management Associates*                  8,352         180,612
  HEALTHSOUTH Corporation*                       3,200          49,400
  IMS Health Incorporated                        1,600         120,700
  Lincare Holdings, Inc.*                        2,000          81,125
  Omnicare, Inc.                                 2,800          97,300
  Orthodontic Centers of America, Inc.*          2,200          42,763
  PacifiCare Health Systems, Inc.-Class B*         700          55,650
  Total Renal Care Holdings, Inc.*               3,869         114,377
  United HealthCare Corporation                  1,300          55,981
  Universal Health Services, Inc.-Class B*       2,200         116,050

MEDICAL SUPPLIES - 1.6%
  Abbott Laboratories                            7,200         352,800
  Arterial Vascular Engineering, Inc.*           2,000         105,000
  Baxter International, Inc.                     3,000         192,938
  Boston Scientific Corporation*                 2,800          75,075
  Cardinal Health, Inc.                          2,700         204,694
  Guidant Corporation                            2,000         220,500
  Henry Schein, Inc.*                            1,500          67,125
  Johnson & Johnson                              2,560         213,440
  Medtronic, Inc.                                3,600         267,300
  Sofamor Danek Group, Inc.*                     1,000         121,750
  Steris Corporation*                            2,000          56,875
  Sybron International Corp.*                    4,000         108,750
  VISX, Inc.*                                    1,000          87,438

METAL FABRICATING - 0.1%
  Kennametal, Inc.                               1,000          21,188
  Lincoln Electric Holdings, Inc.                3,500          77,875

METALS & MINING - 0.2%
  Aluminum Company of America                    4,000         298,250

NATURAL GAS - 0.4%
  Enron Corporation                              5,400         308,138
  Sonat, Inc.                                    1,800          48,713
  The Williams Companies, Inc.                   4,500         140,344

NEWSPAPER - 0.3%
  Central Newspapers, Inc.                       1,000          71,438
  Gannett Company, Inc.                          3,800         251,513

OFFICE EQUIPMENT & SUPPLIES - 0.7%
  Avery Dennison Corporation                     1,700          76,606
  Diebold, Inc.                                  1,400          49,963
  Pitney Bowes, Inc.                             7,000         462,000
  Xerox Corporation                              2,900         342,200

OILFIELD SERVICES - 0.6%
  Baker Hughes, Inc.                             6,500         114,969
  BJ Services Company*                           3,200          50,000
  Cooper Cameron Corporation*                    1,900          46,312
  Halliburton Company                            7,000         208,250
  Noble Drilling Corporation*                    2,000          25,875
  Schlumberger, Ltd.                             3,180         149,261
  Smith International, Inc.*                     2,800          70,525
  Weatherford International, Inc.*               1,800          34,875

                    See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
PACKAGING & CONTAINER - 0.1%
  Sealed Air Corporation*                        2,000  $      102,125

PAPER & FOREST PRODUCTS - 0.5%
  Fort James Corporation                         3,000         120,000
  Georgia Pacific Corporation                    1,400          81,987
  International Paper Company                    8,000         358,500
  Weyerhaeuser Company                           2,200         111,787

PETROLEUM - 3.9%
  Amerada Hess Corporation                       1,300          64,675
  Amoco Corporation                              7,400         447,700
  Apache Corporation                             1,800          45,562
  Atlantic Richfield Company                     3,000         196,125
  Barrett Resources Corporation*                 1,400          33,600
  British Petroleum Co. PLC-ADR                  4,000         358,000
  Chevron Corporation                            5,300         439,569
  Devon Energy Corporation                       1,500          46,031
  Exxon Corporation                             12,600         921,375
  Mobil Corporation                             10,000         871,250
  Noble Affiliates, Inc.                         2,800          68,950
  Phillips Petroleum Company                     4,100         174,762
  Repsol SA-ADR                                  3,400         185,725
  Royal Dutch Petroleum Company                 13,600         651,100
  Texaco, Inc.                                   2,300         121,612
  Tosco Corporation                              3,000          77,625
  USX-Marathon Group                             7,000         210,000
  Veritas DGC, Inc.*                             2,500          32,500

PRECISION INSTRUMENT - 0.2%
  Dionex Corporation*                            2,000          73,250
  Roper Industries, Inc.                         2,000          40,750
  Teleflex, Inc.                                 2,000          90,500

PRINTING - 0.2%
  R. R. Donnelley & Sons Company                 2,500         109,531
  Valassis Communications, Inc.*                 2,600         134,225

PUBLISHING - 0.6%
  Harcourt General, Inc.                         1,700          90,525
  McGraw-Hill, Inc.                              4,000         407,500
  Meredith Corporation                           3,100         117,412
  The Petersen Companies, Inc.*                  2,100          71,006
  Value Line, Inc.                               2,500          98,437

RAILROAD - 0.4%
  Kansas City Southern Ind., Inc.                4,500         221,344
  Norfolk Southern Corporation                   8,100         256,669

REAL ESTATE INVESTMENT MANAGEMENT - 0.1%
  LaSalle Partners, Inc.*                        4,200         123,637
  Security Capital Group, Inc. - Class B*        4,400          59,675

REAL ESTATE INVESTMENT TRUST - 1.0%
  Archstone Communities Trust                    4,000          79,500
  CarrAmerica Realty Corporation                 5,000         120,000
  Equity Office Properties Trust                 7,000         168,000
  Federal Realty Investment Trust                4,800         113,400
  Nationwide Health Properties, Inc.             7,500         161,719
  ProLogis Trust                                11,908         245,602
  Simon DeBartolo Group, Inc.                    6,400         182,400
  United Dominion Realty Trust, Inc.             8,124          83,779
  Weingarten Realty Investors                    3,200         142,400

RECREATION - 0.8%
  Brunswick Corporation                          3,000          74,250
  Carnival Corporation                           4,000         191,500
  Harley-Davidson, Inc.                          4,000         189,500
  Time Warner, Inc.                              4,400         273,075
  Walt Disney Company                            9,000         270,000

RESTAURANT - 0.2%
  McDonald's Corporation                         2,500         191,562
  Outback Steakhouse, Inc.*                      2,250          89,719

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
RETAIL STORE - 2.5%
  AutoZone, Inc.*                                2,400  $       79,050
  Bed Bath & Beyond, Inc.*                       8,000         273,000
  BJ's Wholesale Club, Inc.*                     1,700          78,731
  Borders Group, Inc.*                           3,000          74,812
  CDW Computer Centers, Inc.*                    1,000          95,937
  Circuit City Stores, Inc.                      2,200         109,862
  Consolidated Stores Corporation*               1,900          38,356
  CVS Corporation                                1,600          88,000
  Dayton Hudson Corporation                      8,000         434,000
  Dollar General Corporation                     9,765         230,698
  Kohl's Corporation*                            1,800         110,475
  Lands' End, Inc.*                              2,200          59,262
  Linens 'n Things Inc.*                         1,800          71,325
  Men's Wearhouse, Inc.*                         2,250          71,437
  MSC Industrial Direct Co., Inc.*               3,000          67,875
  Office Depot, Inc.*                            4,200         154,350
  Sears, Roebuck & Company                       3,900         165,750
  Staples Inc.*                                  2,200          96,112
  Starbucks Corporation*                         4,000         224,500
  Tandy Corporation                              3,200         131,800
  Tiffany & Company                              2,300         119,312
  TJX Companies, Inc.                            4,400         127,600
  Williams-Sonoma, Inc.*                         3,500         141,094
  Zale Corporation*                              2,200          70,537

SECURITIES BROKERAGE - 1.0%
  Bear Stearns Companies, Inc.                   2,791         104,662
  Charles Schwab Corporation                     6,750         379,266
  Investment Technology Group*                   2,900         179,981
  Legg Mason, Inc.                               3,000          94,687
  Merrill Lynch & Company, Inc.                  2,400         160,200
  Morgan Stanley, Dean Witter and Co.            4,000         284,000

SEMICONDUCTOR - 1.6%
  Analog Devices, Inc.*                          2,400          75,300
  Applied Materials, Inc.*                       1,500          64,031
  Dallas Semiconductor Corporation               2,000          80,375
  Intel Corporation                              4,800         569,100
  Lattice Semiconductor Corporation*               800          36,725
  Linear Technology Corporation                  2,200         197,037
  Maxim Integrated Products, Inc.*               4,800         209,700
  Motorola, Inc.                                 2,500         152,656
  SDL, Inc.*                                     1,500          59,437
  Texas Instruments, Inc.                        4,800         411,000
  Vitesse Semiconductor Corporation*             2,500         114,062

SHOE - 0.0%
  Wolverine World Wide, Inc.                     2,362          31,001

STEEL - 0.2%
  Nucor Corporation                              4,800         207,600

TELECOMMUNICATIONS EQUIPMENT - 0.4%
  Ascend Communications, Inc.*                   2,050         134,787
  Tellabs, Inc.*                                 3,480         238,598
  Uniphase Corporation*                          1,100          76,312

TELECOMMUNICATIONS SERVICE - 4.1%
  Aliant Communications Inc.                     3,000         122,625
  ALLTEL Corporation                             6,276         375,383
  Ameritech Corporation                          6,000         380,250
  AT&T Corporation                               1,500         112,875
  Bell Atlantic Corporation                      8,200         464,837
  BellSouth Corporation                         20,000         997,500
  Cellular Communications International Inc.*    1,300          88,400
  Centennial Cellular Corporation*               1,000          41,000
  Cincinnati Bell, Inc.                          5,000         189,062
  GTE Corporation                               11,500         767,625
  Intermedia Communications, Inc.*               2,400          41,400
  MCI WorldCom, Inc.*                            2,700         193,725
  McleodUSA Inc.*                                2,500          78,125
  Nextel Communications, Inc.*                   2,700          63,786

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
TELECOMMUNICATIONS SERVICE - 4.1% (CONTINUED)
  Powertel, Inc.*                                2,500  $       33,906
  SBC Communications, Inc.                      16,543         887,118
  Sprint Corporation                             3,200         269,200
  United States Cellular Corporation*            1,100          41,800

TEXTILE - 0.0%
  Unifi, Inc.                                    1,300          25,350

THRIFT - 0.7%
  Charter One Financial, Inc.                    1,890          52,448
  Fannie Mae                                     6,800         503,200
  Freddie Mac                                    4,000         257,750
  JSB Financial, Inc.                            1,500          81,000

TIRE & RUBBER - 0.1%
  Goodyear Tire & Rubber Company                 2,600         131,138

TOBBACO - 0.7%
  Philip Morris Companies, Inc.                 13,400         716,900
  UST, Inc.                                      4,000         139,500

TOILETRIES / COSMETICS - 0.5%
  Avon Products, Inc.                            4,000         177,000
  Gillette Company                               6,000         289,875
  Int'l Flavors & Fragrances, Inc.               5,000         223,750

TOYS - 0.1%
  Mattel, Inc.                                   3,125          71,289

TRANSPORT SERVICES - 0.1%
  C.H. Robinson Worldwide, Inc.                  3,000          77,813
  Expeditors International of Washington, Inc.   2,100          88,200

WATER UTILITY - 0.1%
  American Water Works Co., Inc.                 5,500         185,625
                                                        ---------------
TOTAL COMMON STOCK - 58.2%
  (Cost $36,951,538)                                    $   73,241,717
                                                        ===============

*Securities are non-income producing
ADR - American Depositary Receipt

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
AEROSPACE / DEFENSE - 1.4%
   B.F. Goodrich Company                        A-           6.800    02/01/18    $   500,000    $     506,440
   Lockheed Martin Corporation                  BBB+         9.375    10/15/99        100,000          102,899
   Lockheed Martin Corporation                  BBB+         7.650    05/01/16        500,000          563,210
   Raytheon Company                             BBB          6.750    08/15/07        500,000          525,780
   Rockwell International Corp.                 AA-          8.875    09/15/99        100,000          102,354

AIR TRANSPORT - 0.3%
   Federal Express Corporation                  BBB+         8.760    05/22/15        350,000          416,500

AUTO & TRUCK - 0.4%
   General Motors Corporation                   A            9.125    07/15/01        500,000          542,425

BANK - 6.0%
   Banc One Corporation                         A            8.100    03/01/02        500,000          535,374
   BankBoston Corporation                       A-           7.375    09/15/06        500,000          534,638
   Bankers Trust Corporation                    BBB+         7.250    10/15/11        500,000          532,855
   Chase Manhattan Corp.                        A            6.750    08/15/08        400,000          424,522
   Comerica Bank                                A-           7.125    12/01/13        500,000          509,585
   Dresdner Bank - NY                           AA-          7.250    09/15/15        500,000          513,335
   First Union Corporation                      A-           8.000    08/15/09        500,000          550,885
   First Union Corporation                      A-           9.450    06/15/99        100,000          101,693
   J.P. Morgan & Company                        AA-          8.500    08/15/03        500,000          555,093
   MBNA America Bank, N.A.                      BBB          6.750    03/15/08        500,000          481,850
   NationsBank Corporation                      A            6.500    03/15/06        500,000          526,688
   Republic New York Corporation                A            7.000    03/22/11        500,000          541,532
   Royal Bank of Scotland                       A            6.375    02/01/11        500,000          480,920
   Swiss Bank Corp.-NY                          AA           7.375    07/15/15        500,000          535,200
   Wachovia Corporation                         A+           6.375    02/01/09        500,000          524,981

BEVERAGE - 0.4%
   Anheuser-Busch Companies, Inc.               A+           7.125    07/01/17        350,000          379,950
   Anheuser-Busch Companies, Inc.               A+           8.500    03/01/17        115,000          119,069

BUILDING MATERIALS - 0.4%
   Masco Corporation                            A-           7.125    08/15/13        500,000          538,711

CHEMICAL - 0.5%
   Monsanto Company                             A            8.875    12/15/09        500,000          623,648

                        See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
COMPUTER & PERIPHERALS - 0.4%
   Dell Computer Corporation                    BBB+         6.550    04/15/08    $   500,000    $     495,180

COMPUTER SOFTWARE & SERVICES - 0.4%
   Computer Associates International, Inc.      A-           6.500    04/15/08        500,000          496,215

DIVERSIFIED - 1.7%
   Service Corp. International                  BBB+         7.700    04/15/09        500,000          549,057
   Tenneco, Inc.                                BBB          7.625    06/15/17        500,000          547,330
   Textron, Inc.                                A-           8.750    07/01/22        500,000          555,409
   Tyco International Ltd.                      A-           6.375    06/15/05        500,000          506,132

ELECTRIC & GAS UTILITIES - 4.9%
   Dayton Power & Light Company                 AA-          8.150    01/15/26        500,000          546,233
   Delmarva Power & Light Co.                   A            8.500    02/01/22        500,000          556,020
   Duke Energy Corporation                      AA-          6.375    03/01/08        500,000          505,755
   Florida Power Corporation                    AA-          8.000    12/01/22        500,000          550,352
   Florida Power & Light Company                AA-          7.875    01/01/13        500,000          522,413
   Georgia Power Company                        A+           7.625    03/01/23        450,000          471,160
   Hydro Quebec                                 A+           7.000    03/01/05        500,000          533,824
   Potomac Edison Company                       A+           7.750    05/01/25        500,000          550,152
   Public Service Electric & Gas                A-           7.000    09/01/24        200,000          204,599
   Union Electric Company                       AA-          8.750    12/01/21        500,000          561,112
   Virginia Electric & Power Company            A            8.000    03/01/04        500,000          556,011
   Western Resources, Inc.                      BBB          6.875    08/01/04        500,000          519,553

FINANCIAL SERVICES - 5.4%
   American General  Finance Corp.              A+           8.125    08/15/09        500,000          587,209
   Dean Witter Discover & Company               A+           6.750    10/15/13        500,000          515,680
   Deere, John Capital Corporation              A            8.625    08/01/19        500,000          527,500
   Dow Capital BV                               A            8.700    05/15/22        250,000          276,866
   Fairfax Financial Holdings                   BBB+         8.250    10/01/15        500,000          555,530
   Fletcher Challenge Capital Canada, Inc.      BBB          8.250    06/20/16        500,000          510,000
   Ford Holdings, Inc.                          A            9.250    03/01/00        475,000          495,690
   General Electric Capital Corporation         AAA          7.750    03/15/02        500,000          537,653
   Household Finance Corporation                A            6.375    08/01/10        500,000          506,620
   IBM Credit Corporation                       A+           6.750    12/24/07        500,000          505,985
   Santander Finance Issuances                  A            6.375    02/15/11        500,000          485,427
   Sears Roebuck Acceptance Corp.               A-           6.875    10/15/17        500,000          522,050
   SunAmerica, Inc.                             A            8.125    04/28/23        500,000          586,605

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
FOOD PROCESSING - 0.4%
   Nabisco, Inc.                                BBB          7.050    07/15/07    $   500,000    $     513,744

FOOD WHOLESALERS - 0.2%
   SYSCO Corporation                            AA-          7.250    04/15/07        250,000          280,159

FOREIGN GOVERNMENT - 1.3%
   Province of Nova Scotia                      A-           7.250    07/27/13        500,000          554,120
   Province of Quebec                           A+           8.800    04/15/03        350,000          390,804
   Province of Saskatchewan                     A            9.375    12/15/20        525,000          728,919

FOREIGN TELECOMMUNICATIONS - 0.4%
   Cable & Wireless Communications PLC          A-           6.750    03/06/08        500,000          510,065

GROCERY - 0.4%
   SUPERVALU INC.                               BBB+         6.640    06/09/06        500,000          522,954

INDUSTRIAL SERVICES - 0.4%
   ServiceMaster Company                        BBB          7.100    03/01/18        500,000          495,155

INSURANCE - 2.2%
   CIGNA Corporation                            A            8.250    01/01/07        500,000          562,942
   CNA Financial Corporation                    A-           6.950    01/15/18        500,000          492,841
   Leucadia National Corporation                BBB+         7.750    08/15/13        500,000          491,260
   MBIA, Inc.                                   AA           9.375    02/15/11        500,000          648,460
   Metropolitan Life Insurance Co.*             A+           7.450    11/01/23        450,000          472,469

MACHINERY - 0.9%
   Case Corporation                             A-           7.250    01/15/16        500,000          532,280
   Clark Equipment Company                      A-           8.000    05/01/23        500,000          566,684

MEDICAL SUPPLIES - 0.9%
   Cardinal Health, Inc.                        A            6.000    01/15/06        500,000          510,866
   Johnson & Johnson                            AAA          8.720    11/01/24        550,000          654,783

METALS & MINING - 0.4%
   Placer Dome, Inc.                            BBB          7.750    06/15/15        500,000          537,225

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
NATURAL GAS - 1.2%
   Columbia Energy Group                        BBB+         7.320    11/28/10    $   500,000    $     528,138
   Enron Corporation                            BBB+         7.000    08/15/23        500,000          480,404
   Southwestern Energy Company                  BBB+         6.700    12/01/05        500,000          519,771

NEWSPAPER - 0.1%
   Knight-Ridder, Inc.                          A            9.875    04/15/09        100,000          134,070

OFFICE EQUIPMENT & SUPPLIES - 0.2%
   Xerox Corporation                            A            9.750    03/15/00        200,000          209,996

OILFIELD SERVICES - 0.4%
   Smith International Inc.                     BBB+         7.000    09/15/07        500,000          513,315

PACKAGING & CONTAINER - 0.3%
   Crown Cork & Seal Company, Inc.              BBB          8.375    01/15/05        390,000          420,636

PAPER & FOREST PRODUCTS - 0.4%
   Weyerhaeuser Company                         A            6.950    08/01/17        500,000          514,395

PETROLEUM - 1.5%
   Atlantic Richfield Company                   A            8.500    04/01/12        250,000          307,243
   Louisiana Land & Exploration Co.             A-           7.625    04/15/13        500,000          553,928
   OXY USA, Inc.                                BBB          7.000    04/15/11        525,000          520,871
   Phillips Petroleum Company                   A-           8.860    05/15/22        500,000          558,026

PUBLISHING - 0.4%
   News America Holdings                        BBB-         8.000    10/17/16        500,000          549,697

REAL ESTATE INVESTMENT MANAGEMENT - 0.4%
   Rodamco N.V.                                 AA           7.750    05/15/15        500,000          539,175

RENTAL AUTO/EQUIPMENT - 0.4%
   Hertz Corporation                            BBB+         6.625    05/15/08        500,000          519,715

RESTAURANT - 0.4%
   Darden Restaurants, Inc.                     BBB          7.125    02/01/16        500,000          499,750

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
RETAIL STORE - 1.0%
   Dayton Hudson Corporation                    A-           9.625    02/01/08    $   200,000    $     251,434
   Dillard's Inc.                               BBB          7.850    10/01/12        500,000          546,324
   Pep Boys-Manny, Moe & Jack                   BBB+         7.000    06/01/05        500,000          517,095

SECURITIES BROKERAGE - 1.0%
   Bear Stearns Companies, Inc.                 A            7.250    10/15/06        500,000          530,431
   Lehman Brothers Holdings, Inc.               A            8.500    08/01/15        500,000          475,725
   Merrill Lynch & Company, Inc.                AA-          7.190    08/07/12        300,000          311,133

SEMICONDUCTOR - 0.4%
   Applied Materials, Inc.                      BBB+         7.125    10/15/17        500,000          500,715

TELECOMMUNICATIONS SERVICE - 2.4%
   AirTouch Communications, Inc.                BBB+         7.500    07/15/06        500,000          545,575
   AT&T Corporation                             AA-          7.125    01/15/02        500,000          525,516
   Bell Atlantic Corporation                    A+           7.375    12/15/11        250,000          255,982
   GTE Corporation                              A            6.460    04/15/08        500,000          527,070
   MCI Communications Corporation               BBB+         7.750    03/15/24        500,000          534,528
   Michigan Bell Telephone                      AAA          7.500    02/15/23        500,000          541,507

TOBACCO - 0.3%
   Philip Morris Companies, Inc.                A            9.000    01/01/01        400,000          425,549

U.S. GOVERNMENT - 0.4%
   U.S. Treasury - Bond                                      6.500    08/15/05        500,000          549,687
                                                                                                 --------------
TOTAL FIXED-INCOME SECURITIES - 40.9%
   (Cost $49,245,544)                                                                               51,482,590

TOTAL COMMON STOCK - 58.2%
   (Cost $36,951,538)                                                                               73,241,717
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES - 99.1%
   (Cost $86,197,082)                                                                            $ 124,724,307
                                                                                                 ==============

* Security exempt from registration under Rule 144A of the Securities
Act of 1933

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
ADVERTISING - 1.1%
   Heritage Media Corporation                   BB+       02/15/06      8.750    $   675,000    $    692,146
   Lamar Advertising Company                    B         12/01/06      9.625        700,000         731,500
   Outdoor Systems, Inc.                        B         06/15/07      8.875      1,000,000       1,075,720

AEROSPACE / DEFENSE - 1.1%
   AAR Corporation                              BBB       10/15/03      7.250        500,000         504,541
   Lockheed Martin Corporation                  BBB+      03/15/23      7.875        500,000         543,170
   McDonnell Douglas Corporation                AA-       04/01/12      9.750      1,000,000       1,343,598

AIR TRANSPORT - 2.4%
   AMR Corporation                              BBB-      08/01/12      9.000      1,000,000       1,194,958
   AMR Corporation                              BBB-      03/15/00      9.750        100,000         104,341
   Delta Air Lines, Inc.                        BBB-      02/01/11     10.375        500,000         652,083
   Federal Express Corporation                  BBB+      01/01/15      7.630      1,000,000       1,100,870
   Northwest Airlines Corporation               BB        03/15/07      8.700      1,000,000         986,540
   United Airlines, Inc.                        BB+       07/15/21     10.250        500,000         634,046
   United Airlines, Inc.                        BB+       08/15/21      9.750        500,000         612,038

APPAREL - 0.4%
   Phillips-Van Heusen Corporation              BB        11/15/23      7.750      1,000,000         954,993

AUTO PARTS - 1.4%
   Federal-Mogul Corporation                    BB+       07/01/06      7.750      1,000,000         980,000
   JPS Automotive Products Corp.                B         06/15/01     11.125        500,000         573,125
   Titan International, Inc.                    BB-       04/01/07      8.750      1,000,000       1,030,000
   Walbro Corporation                           B+        07/15/05      9.875        500,000         465,349

AUTO & TRUCK - 1.5%
   Ford Motor Company                           A         11/15/22      8.875      2,000,000       2,261,524
   General Motors Corporation                   A         06/15/24      8.100      1,000,000       1,106,710

BANK - 7.2%
   Banc One Corporation                         A         07/15/25      7.750      1,000,000       1,160,430
   Bank of Boston Corporation                   BBB+      12/01/05      6.625      1,000,000       1,034,767
   BankAmerica Corporation                      A         03/01/09      7.125      1,000,000       1,096,747
   Bankers Trust Corporation                    BBB+      11/15/15      7.500      1,500,000       1,571,269
   Chase Manhattan Corp.                        A         10/15/08      6.125      1,000,000       1,014,634
   Citicorp                                     A+        10/15/11      7.250      1,000,000       1,102,651
   Comerica Bank                                A-        12/01/13      7.125      1,000,000       1,019,170
   Dresdner Bank - NY                           AA-       09/15/15      7.250      1,000,000       1,026,670
   First Union Corporation                      A-        08/15/09      8.000        500,000         550,885

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
BANK - 7.2% (Continued)
   KeyCorp                                      BBB+      03/15/06      6.750    $ 1,000,000    $  1,060,237
   NCNB Corporation                             A         07/15/15     10.200      1,000,000       1,400,179
   Republic New York Corporation                A         05/15/21      9.125      1,000,000       1,309,717
   Royal Bank of Scotland                       A         02/01/11      6.375      1,000,000         961,840
   Swiss Bank Corporation-NY                    AA        06/15/17      7.375      1,000,000       1,101,540
   Westpac Banking Corporation                  A+        08/15/01      9.125        500,000         539,698

BEVERAGE - 0.5%
   Anheuser-Busch Companies, Inc.               A+        07/01/17      7.125      1,000,000       1,085,571

BROADCASTING / CABLE TV - 6.3%
   CSC Holdings, Inc.                           BB+       02/15/18      7.875        500,000         507,895
   CSC Holdings, Inc.                           BB-       05/15/06      9.875        750,000         831,481
   Century Communications Corp.                 BB-       02/15/02      9.750        250,000         271,369
   Century Communications Corp.                 BB-       03/01/05      9.500      1,000,000       1,129,829
   Chancellor Media Corporation                 B         06/15/07      8.750      1,250,000       1,294,524
   Comcast Cablevision                          BB+       01/15/08      9.500        500,000         527,689
   Comcast Cablevision                          BB+       05/15/05      9.375        500,000         537,072
   Continental Cablevision, Inc.                BBB       08/01/13      9.500        500,000         595,676
   Fox Family Worldwide, Inc.                   B         11/01/07      9.250      1,000,000         970,000
   Jacor Communications Company                 B         12/15/06      9.750        750,000         833,117
   Jones Intercable, Inc.                       BB+       04/01/07      8.875        500,000         544,551
   Jones Intercable, Inc.                       BB-       03/01/08     10.500        700,000         764,628
   Lenfest Communications, Inc.                 BB+       11/01/05      8.375      1,000,000       1,040,000
   Rogers Cablesystems Ltd.                     BB+       03/15/05     10.000        500,000         547,380
   Sinclair Broadcast Group, Inc.               B         09/30/05     10.000        500,000         533,487
   Tele-Communications, Inc.                    BBB-      01/15/23      9.250        760,000         881,008
   Tele-Communications, Inc.                    BBB-      02/15/23      8.750        500,000         565,972
   Turner Broadcasting System, Inc.             BBB       07/01/13      8.375        750,000         887,809
   Young Broadcasting, Inc.                     B         06/15/07      8.750        750,000         761,108

CHEMICAL - 0.7%
   Eastman Chemical Company                     BBB+      01/15/24      7.250      1,000,000         949,488
   Union Carbide Chemicals & Plastics Co.       BBB       04/01/23      7.875        600,000         646,451

COMPUTER & PERIPHERALS - 0.6%
   International Business Machines Corp.        A+        11/01/19      8.375      1,000,000       1,264,863

COMPUTER SOFTWARE & SERVICES - 0.5%
   Computer Associates International, Inc.      A-        04/15/05      6.375      1,250,000       1,235,722

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
DIVERSIFIED - 1.0%
   Mark IV Industries, Inc.                     BB-       09/01/07      7.500    $ 1,000,000    $    964,080
   Tenneco, Inc.                                BBB       11/15/12      9.200        500,000         580,093
   Textron, Inc.                                A-        07/01/22      8.750        581,000         645,385

ELECTRIC & GAS UTILITIES - 9.1%
   Alabama Power Company                        A+        12/01/24      9.000      1,000,000       1,090,013
   Dayton Power & Light Company                 AA-       01/15/26      8.150      1,000,000       1,092,466
   Duke Energy Corporation                      AA-       08/01/25      6.750      1,000,000         993,748
   Florida Power & Light Company                AA-       01/01/13      7.875      1,000,000       1,044,826
   FPL Group Capital, Inc.                      A+        05/01/13      7.625      1,025,000       1,025,205
   Georgia Power Company                        A+        02/01/23      7.950        852,000         852,060
   Hydro Quebec                                 A+        01/15/22      8.400        850,000       1,059,252
   Illinois Power Co.                           BBB       02/15/23      8.000      1,000,000       1,000,392
   Indianapolis Power & Light Co.               AA-       02/01/24      7.050      1,000,000       1,040,763
   New Orleans Public Service, Inc.             BBB       03/01/23      8.000        600,000         633,490
   Northern Illinois Gas Company                AA        08/15/21      8.875      1,000,000       1,059,046
   Oklahoma Gas & Electric Company              AA-       10/15/25      7.300      1,500,000       1,607,186
   Potomac Edison Company                       A+        06/01/24      8.000      1,000,000       1,111,959
   Potomac Electric Power Company               A         06/01/21      9.000      1,000,000       1,111,069
   Public Service Electric & Gas                A-        09/01/24      7.000      1,000,000       1,022,996
   Rocheseter Gas & Electric Corporation        A-        04/01/21      9.375      1,000,000       1,116,361
   Southern California Gas Company              AA-       10/01/21      8.750      1,000,000       1,111,320
   Virginia Electric & Power Company            A         10/01/24      8.625      1,000,000       1,160,757
   West Penn Power Company                      A+        08/01/24      8.125      1,000,000       1,103,321

ELECTRIC EQUIPMENT - 0.9%
   Philips Electronics N.V.                     BBB+      08/15/13      7.250      1,000,000       1,051,342
   Westinghouse Electric Corp.                  BBB-      08/01/12      8.625        750,000         882,396

ENVIRONMENTAL - 0.8%
   American Eco Corporation                     BB-       05/15/08      9.625      1,000,000         700,000
   Laidlaw, Inc.                                BBB+      05/15/23      8.250      1,000,000       1,113,483

FINANCIAL SERVICES - 4.7%
   Auburn Hills Trust                           A+        05/01/20     12.000        400,000         664,698
   ContiFinancial Corporation                   B+        04/01/08      8.125      1,000,000         800,000
   CRA Finance USA, Ltd.                        AA-       12/01/13      7.125        500,000         540,443
   Dean Witter Discover & Company               A+        10/15/13      6.750      1,250,000       1,289,201
   Dow Capital BV                               A         05/15/22      8.700      1,000,000       1,107,463
   Fairfax Financial Holdings                   BBB+      10/01/15      8.250      1,500,000       1,666,590
   Fletcher Challenge Capital Canada, Inc.      BBB       06/20/16      8.250      1,000,000       1,020,000

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
FINANCIAL SERVICES - 4.7% (Continued)
   Household Finance Corporation                A         08/01/10      6.375    $ 1,000,000    $  1,013,240
   Imperial Credit Industries, Inc.             B-        01/15/07      9.875        500,000         382,500
   Sears Roebuck Acceptance Corp.               A-        10/15/17      6.875        500,000         522,050
   SunAmerica, Inc.                             A         04/28/23      8.125      1,250,000       1,466,513

FOOD PROCESSING - 1.2%
   Chiquita Brands Int'l, Inc.                  B+        01/15/04      9.625      1,000,000       1,046,709
   ConAgra, Inc.                                BBB       03/01/21      9.750        500,000         655,804
   Nabisco, Inc.                                BBB       06/15/15      7.550      1,000,000       1,015,143

FOREIGN GOVERNMENT - 2.2%
   Province of Newfoundland                     BBB+      10/22/22      8.650      1,000,000       1,180,477
   Province of Nova Scotia                      A-        07/27/13      7.250      1,000,000       1,108,240
   Province of Quebec                           A+        12/01/26      8.625      1,115,000       1,400,189
   Province of Saskatchewan                     A         02/01/13      8.000      1,000,000       1,202,114

FOREIGN TELECOMMUNICATIONS - 0.5%
   Cable & Wireless Communications PLC          A-        03/06/08      6.750      1,000,000       1,020,130

HOMEBUILDING - 3.2%
   Beazer Homes USA, Inc.                       B+        04/01/08      8.875      1,000,000         965,000
   D.R. Horton, Inc.                            BB        04/15/06     10.000      1,000,000       1,020,000
   Hovnanian Enterprises, Inc.                  B         06/01/05      9.750      1,000,000         959,640
   M.D.C. Holdings, Inc.                        BB-       02/01/08      8.375      1,000,000         990,000
   Ryland Group, Inc.                           B+        06/01/04      9.625      1,000,000       1,028,221
   Standard Pacific Corp.                       BB        06/15/07      8.500      1,000,000       1,022,500
   U.S. Home Corporation                        BB-       08/15/07      8.880      1,000,000       1,015,846

HOTEL / GAMING - 3.6%
   Boyd Gaming Corporation                      BB        10/01/03      9.250      1,000,000       1,033,750
   Circus Circus Enterprises                    BB+       07/15/13      7.625        450,000         417,591
   Hilton Hotels Corporation                    BBB       12/15/09      7.200      1,000,000         955,749
   Host Marriott Travel Plaza                   BB-       05/15/05      9.500      1,000,000       1,039,382
   ITT Corporation                              BB        11/15/15      7.375      1,000,000         840,670
   Park Place Entertainment Corp.               BB        12/01/03     10.125      1,000,000       1,095,000
   Prime Hospitality Corp.                      BB        01/15/06      9.250      1,000,000       1,041,250
   Rank Group PLC                               BBB+      01/15/18      7.125      1,000,000         997,900
   Station Casinos                              B+        06/01/03      9.625        500,000         500,095

HOUSEHOLD PRODUCTS - 0.4%
   American Standard, Inc.                      BB-       02/01/08      7.375      1,000,000         995,000

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
INDUSTRIAL SERVICES - 0.5%
   Coinmach Laundry Corporation                 B+        11/15/05     11.750    $ 1,000,000    $  1,097,062

INSURANCE - 6.0%
   Aetna Services, Inc.                         A         01/15/17      8.000      1,050,000       1,055,785
   American Financial Group, Inc.               BBB+      12/15/07      7.125      1,000,000       1,018,440
   CIGNA Corporation                            A         03/01/23      7.650        500,000         527,985
   CNA Financial Corporation                    A-        11/15/23      7.250      1,000,000         965,916
   CNA Financial Corporation                    A-        01/15/18      6.950        500,000         492,841
   Continental Corporation                      BBB-      08/15/12      8.375        600,000         675,335
   Kaufman & Broad Home Corp.                   BB-       05/01/03      9.375      1,000,000       1,016,250
   Leucadia National Corporation                BBB+      08/15/13      7.750        910,000         894,093
   Loews Corporation                            AA-       10/15/23      7.000      1,000,000         978,976
   MBIA, Inc.                                   AA        10/01/22      8.200      2,000,000       2,261,080
   Metropolitan Life Insurance Co.*             A+        11/01/23      7.450        550,000         577,462
   New York Life Insurance Company              AA-       12/15/23      7.500      1,000,000       1,189,590
   Reliance Group Holdings, Inc.                BBB-      11/15/00      9.000      1,000,000       1,037,500
   Vesta Insurance Group                        BBB-      07/15/25      8.750        500,000         515,000

MACHINERY - 0.3%
   Clark Equipment Company                      A-        05/01/23      8.000        500,000         566,684

MEDICAL SERVICES - 0.7%
   HEALTHSOUTH Corporation                      BBB-      04/01/01      9.500        500,000         516,586
   Tenet Healthcare Corporation                 BB-       01/15/07      8.625      1,000,000       1,030,000

MEDICAL SUPPLIES - 0.8%
   Boston Scientific Corporation                BBB       03/15/05      6.625      1,000,000         964,122
   Cardinal Health, Inc.                        A         02/15/04      6.500        700,000         725,276

METALS & MINING - 1.2%
   Alcan Aluminum Ltd.                          A-        01/15/22      8.875      1,000,000       1,118,820
   Inco Ltd.                                    BBB-      06/15/22      9.600        500,000         549,598
   Placer Dome, Inc.                            BBB       06/15/15      7.750      1,000,000       1,074,449

MORTGAGED BACK SECURITIES - 0.5%
   Ginnie Mae                                   AAA       11/20/28      6.500        998,192       1,002,559

NATURAL GAS - 1.3%
   AmeriGas Partners, L.P.                      BB+       04/15/07     10.125      1,200,000       1,262,677
   Ferrellgas Partners, L.P.                    B+        06/15/06      9.375        500,000         506,672
   Seagull Energy                               BB+       08/01/05      8.625      1,000,000       1,031,083

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
NEWSPAPER - 0.5%
   Hollinger International, Inc.                BB-       02/01/06      9.250    $   500,000    $    525,625
   Hollinger International, Inc.                BB-       03/15/07      9.250        500,000         524,375

OILFIELD SERVICES - 1.9%
   Husky Oil, Ltd.                              BBB       11/15/16      7.550      1,000,000       1,030,000
   J. Ray McDermott, S.A.                       BB+       07/15/06      9.375      1,000,000       1,018,750
   Lomak Petroleum, Inc.                        B         01/15/07      8.750      1,000,000         979,338
   Offshore Logistics, Inc.                     BB        01/15/08      7.875        500,000         470,000
   Veritas DGC, Inc.                            BB+       10/15/03      9.750        750,000         786,167

PACKAGING & CONTAINERS - 1.5%
   Container Corp. of America                   B-        04/01/03      9.750        400,000         407,210
   Crown Cork & Seal Company, Inc.              BBB       04/15/23      8.000      1,500,000       1,460,623
   Owens-Illinois Inc.                          BB+       05/15/07      8.100        750,000         801,352
   Smurfit-Stone Container Corporation          B         02/01/01      9.875        750,000         759,375

PAPER & FOREST PRODUCTS - 1.6%
   Bowater, Inc.                                BBB       10/15/12      9.500        700,000         865,629
   Champion International Corporation           BBB       09/01/23      7.625      1,500,000       1,508,929
   Georgia-Pacific Corporation                  BBB-      07/01/22      9.125      1,000,000       1,100,800

PETROLEUM - 4.9%
   ANR Pipeline Company                         BBB       11/01/21      9.625      1,000,000       1,316,348
   Clark Oil & Refining Corporation             BB        09/15/04      9.500        650,000         655,804
   Clark USA, Inc.                              B+        12/01/05     10.875        500,000         510,000
   Diamond Shamrock R & M, Inc.                 BBB       04/01/23      8.000        600,000         635,294
   Kerr-McGee Corporation                       A-        11/01/11      7.000      1,500,000       1,498,356
   Louisiana Land & Exploration Co.             A-        04/15/13      7.625      1,000,000       1,107,855
   NOVA Gas Transmission                        A-        04/01/23      7.875        600,000         669,906
   Ocean Energy Inc.                            BB+       07/01/05      7.625        500,000         486,830
   OXY USA, Inc.                                BBB       04/15/11      7.000      1,000,000         992,135
   Phillips Petroleum Company                   A-        01/01/23      8.490      1,000,000       1,105,541
   USX Corporation                              BBB-      02/15/12      9.375        750,000         919,863
   Vintage Petroleum, Inc.                      B+        12/15/05      9.000      1,000,000       1,048,482

PUBLISHING - 0.9%
   K-III Communications Corporation             BB-       06/01/04     10.250        750,000         805,657
   News America Holdings                        BBB-      08/10/18      8.250      1,000,000       1,127,523

RAILROAD - 1.0%
   Kansas City Southern Industries, Inc.        BBB-      07/01/22      8.800        500,000         542,830
   Union Pacific Corporation                    BBB-      05/01/25      8.350      1,500,000       1,610,901

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
REAL ESTATE INVESTMENT MANAGEMENT - 0.5%
   Rodamco N.V.                                 AA        05/15/15      7.750    $ 1,000,000    $  1,078,351

RECREATION - 1.5%
   Brunswick Corporation                        BBB+      09/01/23      7.375        975,000       1,034,456
   Speedway Motorsports, Inc.                   B+        08/15/07      8.500      1,000,000         996,000
   Time Warner, Inc.                            BBB       01/15/13      9.125      1,000,000       1,274,346

RENTAL AUTO/EQUIPMENT - 0.5%
   Hertz Corporation                            BBB+      05/15/08      6.625      1,000,000       1,039,431

RESTAURANT - 0.7%
   Darden Restaurants, Inc.                     BBB       02/01/16      7.125      1,500,000       1,499,250

RETAIL STORE - 5.9%
   Dayton Hudson Corporation                    A-        12/01/22      8.500      1,500,000       1,661,667
   Dillard's Inc.                               BBB       10/01/12      7.850      1,500,000       1,638,972
   Finlay Fine Jewelry Corporation              B+        05/01/08      8.375      1,000,000         940,000
   Fred Meyer, Inc.                             BB+       03/01/08      7.450      1,000,000       1,079,560
   J.C. Penney Company                          A         04/01/17      7.950      1,000,000       1,115,545
   The Limited, Inc.                            BBB+      03/15/23      7.500      1,000,000         981,241
   May Department Stores                        A         07/15/26      8.300      1,000,000       1,139,933
   Michaels Stores, Inc.                        BB-       06/15/06     10.875      1,000,000       1,098,910
   Pep Boys-Manny, Moe & Jack                   BBB+      06/01/05      7.000      1,000,000       1,034,190
   Rite-Aid Corporation                         BBB+      08/15/13      6.875      1,000,000         998,709
   Sears, Roebuck & Company                     A-        11/01/11      9.375      1,000,000       1,266,456
   Bear Stearns Companies, Inc.                 A         01/15/04      6.625      1,000,000       1,019,559
   Goldman Sachs Group                          A+        03/01/13      8.000      1,000,000       1,125,980
   Lehman Brothers, Inc.                        A         05/15/05     11.625      1,023,000       1,309,394
   Morgan Stanley Group, Inc.                   A+        10/01/13      7.000      1,000,000       1,055,635
   Paine Webber Group, Inc.                     BBB+      02/15/14      7.625      1,000,000       1,032,975

SEMICONDUCTOR - 0.9%
   Advanced Micro Devices, Inc.                 B         08/01/03     11.000      1,000,000       1,060,000
   Applied Materials, Inc.                      BBB+      10/15/17      7.125      1,000,000       1,001,430

SHOE - 0.5%
   Brown Group, Inc.                            BB        10/15/06      9.500      1,000,000       1,056,250

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
STEEL - 0.5%
   AK Steel Corporation                         BB-       12/15/06      9.125    $ 1,000,000    $  1,043,856

TELECOMMUNICATIONS SERVICE - 6.1%
   AirTouch Communications, Inc.                BBB+      05/01/08      6.650      1,500,000       1,586,014
   AT&T Corporation                             AA-       01/15/22      8.125        750,000         820,504
   AT&T Corporation                             AA-       07/15/24      8.125        800,000         884,965
   Bell Atlantic Corporation                    A+        12/15/11      7.375        500,000         511,964
   Comcast Cellular Communications, Inc.        BB+       05/01/07      9.500      1,000,000       1,055,000
   GCI, Inc.                                    B+        08/01/07      9.750      1,000,000       1,026,388
   GTE Corporation                              A         11/01/21      8.750      1,000,000       1,284,748
   Illinois Bell Telephone Company              AAA       03/15/24      7.250      1,425,000       1,516,455
   MasTec, Inc.                                 BB-       02/01/08      7.750      1,000,000         951,359
   MCI WorldCom, Inc.                           BBB+      03/15/24      7.750      1,000,000       1,069,056
   New Jersey Bell Telephone                    AA        06/01/12      7.375      1,000,000       1,020,343
   Paging Network, Inc.                         B         02/01/06      8.875      1,000,000         931,378
   SBC Communications Corp.                     AA        07/15/25      7.250      1,000,000       1,063,328

TEXTILES - 0.7%
   Dyersburg Corporation                        B+        09/01/07      9.750        500,000         467,500
   WestPoint Stevens Inc.                       BB        06/15/05      7.875      1,000,000       1,013,100

TOBACCO - 0.7%
   Philip Morris Companies, Inc.                A         01/15/17      8.375        697,000         722,711
   RJR Nabisco, Inc.                            BBB-      04/15/04      8.750        775,000         787,761

TOILETRIES/COSMETICS - 0.5%
   Platex Family Products Corp.                 B         12/15/03      9.000      1,000,000       1,027,500

U.S. GOVERNMENT - 0.5%
   U.S. Treasury - Bond                                   08/15/26      6.750      1,000,000       1,197,969
                                                                                                -------------
TOTAL FIXED INCOME SECURITIES - 96.9%
   (Cost $203,907,342)                                                                          $214,339,961
                                                                                                =============

* Security exempt from registration under Rule 144A of the Securities
Act of 1933

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                                   Market
Common Stock                            Shares     Value
--------------------------------------- ---------- --------------
AUTO & TRUCK - 1.1%
  Ford Motor Company                        1,400  $      82,163

BANK - 4.8%
  Banc One Corporation                      1,400         71,488
  BankAmerica Corporation                   2,100        126,262
  First Union Corporation                   1,200         72,975
  Wells Fargo & Company                     2,000         79,875

BEVERAGE - 2.7%
  Coca-Cola Company                         3,000        201,000

BROADCASTING/CABLE TV - 1.3%
  Comcast Corporation                         700         41,081
  Tele-Communications, Inc.*                1,000         55,312

CHEMICAL - 1.1%
  duPont, E.I. de Nemours & Co.             1,400         78,400

COMPUTER & PERIPHERALS - 12.2%
  Cisco Systems, Inc.*                      3,000        278,438
  Compaq Computer Corporation               2,100         88,331
  Dell Computer Corporation*                2,400        175,650
  Hewlett-Packard Company                   1,300         88,806
  International Business Machines Corp.     1,100        203,225
  Sun Microsystems, Inc.*                     700         59,938

COMPUTER SOFTWARE & SERVICES - 10.7%
  America Online, Inc.*                       900        129,937
  Microsoft Corporation*                    4,700        651,831

DRUG - 13.7%
  American Home Products Corp.              1,600         90,100
  Amgen, Inc.*                                500         52,281
  Bristol-Myers Squibb Company              1,200        160,575
  Eli Lilly & Company                       1,300        115,538
  Merck & Company, Inc.                     1,400        207,025
  Pfizer, Inc.                              1,600        200,100
  Schering-Plough Corporation               1,800         99,450
  Warner-Lambert Company                    1,000         75,187

ELECTRICAL EQUIPMENT - 5.6%
  General Electric Company                  4,000        408,000

FINANCIAL SERVICES - 1.9%
  Citigroup Inc.                            2,800        138,600

FOREIGN TELECOMMUNICATIONS - 1.1%
  Ericsson (LM) Telephone-ADR-Class B       3,400         81,388

HOUSEHOLD PRODUCTS - 2.0%
  Proctor & Gamble Company                  1,600        146,100

INSURANCE - 1.7%
  American International Group, Inc.        1,300        125,613

MEDICAL SUPPLIES - 3.0%
  Abbott Laboratories                       1,800         88,200
  Johnson & Johnson                         1,600        133,400

PETROLEUM - 6.7%
  Amoco Corporation                         1,200         72,600
  Exxon Corporation                         2,900        212,062
  Mobil Corporation                           900         78,413
  Royal Dutch Petroleum Company             2,600        124,475

RECREATION - 2.1%
  Time Warner, Inc.                         1,300         80,681
  Walt Disney Company                       2,500         75,000

RESTAURANT - 0.8%
  McDonald's Corporation                      800         61,300

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                                   Market
Common Stock                            Shares     Value
--------------------------------------- ---------- --------------
RETAIL STORE - 4.6%
  The Home Depot, Inc.                      1,900  $     116,256
  Wal-Mart Stores, Inc.                     2,700        219,881

SEMICONDUCTOR - 5.0%
  Intel Corporation                         3,100        367,544

TELECOMMUNICATIONS EQUIPMENT - 2.8%
  Lucent Technologies Inc.                  1,600        176,000
  Tellabs, Inc.*                              400         27,425

TELECOMMUNICATIONS SERVICE - 12.6%
  Ameritech Corporation                     1,300         82,388
  AT&T Corporation                          2,100        158,025
  Bell Atlantic Corporation                 1,900        107,706
  BellSouth Corporation                     2,400        119,700
  GTE Corporation                           1,200         80,100
  MCI WorldCom, Inc.*                       3,400        243,950
  SBC Communications, Inc.                  2,400        128,700

THRIFT - 1.2%
  Fannie Mae                                1,200         88,800

TOILETRIES/COSMETICS - 0.9%
  Gillette Company                          1,300         62,806
                                                   --------------
TOTAL COMMON STOCK - 99.6%
  (Cost $7,056,807)                                $   7,290,081
                                                   ==============

* Securities are non-income producing
ADR - American Depositary Receipt

                   See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC.
             STATEMENT OF ASSETS AND LIABILITIES
                        DECEMBER 31, 1998
------------------------------------------------------------

                                             EQUITY                                        RETIREMENT      CORNERSTONE
                                             GROWTH        BOND          BALANCED          INCOME          STOCK
ASSETS                                       ------------  ------------  ----------------  --------------  -------------
  Investments in securities . . . . . . . .  $67,314,607   $ 3,674,459   $   124,724,307   $ 214,339,961   $  7,290,081

  Cash. . . . . . . . . . . . . . . . . . .      766,753        14,785           120,019       2,615,727        681,055
  Receivables
    Dividends and interest. . . . . . . . .       25,638        64,449         1,117,090       4,397,081          4,504
    Securities sold . . . . . . . . . . . .            0             0            40,084               0              0
  Prepaid expenses. . . . . . . . . . . . .        4,393         1,395             9,115          16,840              0
                                             ------------  ------------  ----------------  --------------  -------------
  Total assets. . . . . . . . . . . . . . .   68,111,391     3,755,088       126,010,615     221,369,609      7,975,640



LIABILITIES
  Payable to affiliated entities
    Investment advisory fees. . . . . . . .       37,516         1,261            72,396          91,966            948
    Distribution fees . . . . . . . . . . .          898             0             1,687           2,959             94
  Accounts payable and accrued expenses . .       12,221           555            20,051          32,586             62
  Securities purchased. . . . . . . . . . .            0             0            25,723               0        658,247
  Distributions payable . . . . . . . . . .            0         7,090             8,086          21,202              0
                                             ------------  ------------  ----------------  --------------  -------------
  Total liabilities . . . . . . . . . . . .       50,635         8,906           127,943         148,713        659,351
                                             ------------  ------------  ----------------  --------------  -------------
  Net assets. . . . . . . . . . . . . . . .  $68,060,756   $ 3,746,182   $   125,882,672   $ 221,220,896   $  7,316,289
                                             ============  ============  ================  ==============  =============


NET ASSETS
  Paid-in capital . . . . . . . . . . . . .  $39,143,465   $ 3,497,240   $    87,355,447   $ 210,788,277   $  7,083,015
  Accumulated undistributed net realized
       loss on investments. . . . . . . . .     (299,574)            0                 0               0              0
  Net unrealized appreciation in value of
       investments. . . . . . . . . . . . .   29,216,865       248,942        38,527,225      10,432,619        233,274
                                             ------------  ------------  ----------------  --------------  -------------
  Net assets. . . . . . . . . . . . . . . .  $68,060,756   $ 3,746,182   $   125,882,672   $ 221,220,896   $  7,316,289
                                             ============  ============  ================  ==============  =============

SHARES OUTSTANDING. . . . . . . . . . . . .    3,394,756       352,744         7,346,917      20,948,191        699,280
                                             ============  ============  ================  ==============  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE. . . . . . . .  $     20.05   $     10.62   $         17.13   $       10.56   $      10.46
                                             ============  ============  ================  ==============  =============

                   See Notes To Financial Statements

                             ADVANCE CAPITAL I, INC.
                             STATEMENT OF OPERATIONS
----------------------------------------------------

                                                                                                          PARTIAL *
                                                                                                          YEAR ENDED
                                                 YEAR ENDED DECEMBER 31, 1998                             DEC. 31, 1998
                                                 ----------------------------------------------------------------------
                                                 EQUITY                                    RETIREMENT     CORNERSTONE
                                                 GROWTH         BOND        BALANCED       INCOME         STOCK
                                                 -------------  ----------  -------------  -------------  ------------
INVESTMENT INCOME
  Interest. . . . . . . . . . . . . . . . . . .  $     23,633   $ 273,126   $  3,370,704   $ 16,181,418   $     4,296
  Dividends . . . . . . . . . . . . . . . . . .       239,267           0      1,068,989              0           208
                                                 -------------  ----------  -------------  -------------  ------------
  Total investment income . . . . . . . . . . .       262,900     273,126      4,439,693     16,181,418         4,504

EXPENSES
  Paid to affiliates:
             Investment advisory fees . . . . .       416,768      15,826        792,221      1,054,139           948
             Distribution fees. . . . . . . . .       148,846           0        282,936        527,069           593
  Paid to others:
             Custodial fees . . . . . . . . . .        20,439       1,738         22,723         10,202            35
             Directors fees and expenses. . . .         3,082         222          5,950         11,225             3
             Professional fees. . . . . . . . .         3,933         259          7,316         13,641             8
             Shareholder reporting costs. . . .         6,493         419         12,433         23,256            15
             Registration and filing fees . . .         3,409       1,572          9,375         13,460             0
             Other operating expenses . . . . .         4,868         472         10,028         21,752             1
                                                 -------------  ----------  -------------  -------------  ------------
  Total expenses. . . . . . . . . . . . . . . .       607,838      20,508      1,142,982      1,674,744         1,603
                                                 -------------  ----------  -------------  -------------  ------------
NET INVESTMENT INCOME (LOSS)                         (344,938)    252,618      3,296,711     14,506,674         2,901

REALIZED GAIN (LOSS) ON INVESTMENTS
  Proceeds from securities sold . . . . . . . .    13,183,365     943,507     12,250,817     40,058,234             0
  Cost of securities sold . . . . . . . . . . .   (13,482,939)   (925,015)   (11,410,202)   (39,732,773)            0
                                                 -------------  ----------  -------------  -------------  ------------
  Net realized gain (loss) on investments . . .      (299,574)     18,492        840,615        325,461             0

UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Appreciation, Beginning of period . . . . . .    19,152,504     215,460     28,576,083     12,371,460             0
  Appreciation, End of period . . . . . . . . .    29,216,865     248,942     38,527,225     10,432,619       233,274
                                                 -------------  ----------  -------------  -------------  ------------
  Net unrealized gain (loss) on investments . .    10,064,361      33,482      9,951,142     (1,938,841)      233,274
                                                 -------------  ----------  -------------  -------------  ------------
NET GAIN (LOSS) ON INVESTMENTS. . . . . . . . .     9,764,787      51,974     10,791,757     (1,613,380)      233,274
                                                 -------------  ----------  -------------  -------------  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . .  $  9,419,849   $ 304,592   $ 14,088,468   $ 12,893,294   $   236,175
                                                 =============  ==========  =============  =============  ============

 *From December 17, 1998 (commencement of operations) to December 31, 1998.

                   See Notes To Financial Statements

                           ADVANCE CAPITAL I, INC.
                     STATEMENT OF CHANGES IN NET ASSETS
                   YEARS ENDED DECEMBER 31, 1998 AND 1997

---------------------------------------------------------

                                                                            EQUITY GROWTH                        BOND
                                                                    ----------------------------    ----------------------------
                                                                         1998           1997             1998           1997
                                                                    -------------  -------------    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income (loss). . . . . . . . . . . . . . . . .  $  (344,938)   $  (270,430)     $    252,618   $    282,005
     Net realized gain (loss) on investments . . . . . . . . . . .     (299,574)        356,554           18,492         38,190
     Net unrealized gain (loss) on investments . . . . . . . . . .    10,064,361      7,883,116           33,482         64,390
                                                                    -------------  -------------    -------------  -------------
     Net increase in net assets resulting from operations. . . . .     9,419,849      7,969,240          304,592        384,585

  Distributions to Shareholders:
     Net investment income . . . . . . . . . . . . . . . . . . . .             0              0        (252,618)      (282,005)
     Net realized gain on investments. . . . . . . . . . . . . . .             0      (228,769)         (18,492)       (37,120)
                                                                    -------------  -------------    -------------  -------------
     Total distributions to shareholders . . . . . . . . . . . . .             0      (228,769)        (271,110)      (319,125)

  Share Transactions:
     Net proceeds from sale of shares. . . . . . . . . . . . . . .    10,851,525     11,871,517          184,096        665,380
     Reinvestment of distributions . . . . . . . . . . . . . . . .             0        228,701          225,055        267,980
     Cost of shares reacquired . . . . . . . . . . . . . . . . . .   (6,542,846)    (4,275,354)        (899,446)    (1,226,311)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) derived from share transactions . . .     4,308,679      7,824,864        (490,295)      (292,951)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in net assets . . . . . . . . . . . .    13,728,528     15,565,335        (456,813)      (227,491)

NET ASSETS
     Beginning of year . . . . . . . . . . . . . . . . . . . . . .    54,332,228     38,766,893        4,202,995      4,430,486
                                                                    -------------  -------------    -------------  -------------
     End of year . . . . . . . . . . . . . . . . . . . . . . . . .  $ 68,060,756   $ 54,332,228     $  3,746,182   $  4,202,995
                                                                    =============  =============    =============  =============
NUMBER OF SHARES
     Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       605,020        774,840           17,285         64,974
     Shares issued from reinvestment of distributions. . . . . . .             0         13,258           21,229         25,755
     Reacquired. . . . . . . . . . . . . . . . . . . . . . . . . .     (360,707)      (271,579)         (85,145)      (118,547)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in shares outstanding . . . . . . . .       244,313        516,519         (46,631)       (27,818)

     Outstanding:
       Beginning of year . . . . . . . . . . . . . . . . . . . . .     3,150,443      2,633,924          399,375        427,193
                                                                    -------------  -------------    -------------  -------------
       End of year . . . . . . . . . . . . . . . . . . . . . . . .     3,394,756      3,150,443          352,744        399,375
                                                                    =============  =============    =============  =============

                   See Notes To Financial Statements

                                ADVANCE CAPITAL I, INC.
                     STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                         YEARS ENDED DECEMBER 31, 1998 AND 1997

-------------------------------------------------------------------

                                                                                                             RETIREMENT
                                                                               BALANCED                        INCOME
                                                                    ----------------------------    ----------------------------
                                                                         1998           1997             1998           1997
                                                                    -------------  -------------    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income (loss). . . . . . . . . . . . . . . . .  $  3,296,711   $  2,662,530     $ 14,506,674   $ 13,297,465
     Net realized gain (loss) on investments . . . . . . . . . . .       840,615      1,902,416          325,461        929,733
     Net unrealized gain (loss) on investments . . . . . . . . . .     9,951,142     11,905,973      (1,938,841)      7,541,320
                                                                    -------------  -------------    -------------  -------------
     Net increase in net assets resulting from operations. . . . .    14,088,468     16,470,919       12,893,294     21,768,518

  Distributions to Shareholders:
     Net investment income . . . . . . . . . . . . . . . . . . . .   (3,296,711)    (2,662,530)     (14,506,674)   (13,297,465)
     Net realized gain on investments. . . . . . . . . . . . . . .     (840,615)    (1,902,416)        (284,242)              0
                                                                    -------------  -------------    -------------  -------------
     Total distributions to shareholders . . . . . . . . . . . . .   (4,137,326)    (4,564,946)     (14,790,916)   (13,297,465)

  Share Transactions:
     Net proceeds from sale of shares. . . . . . . . . . . . . . .    25,495,015     17,779,709       29,094,377     28,904,791
     Reinvestment of distributions . . . . . . . . . . . . . . . .     4,102,654      4,535,246       14,595,861     13,134,267
     Cost of shares reacquired . . . . . . . . . . . . . . . . . .  (13,087,598)   (10,001,142)     (21,082,826)   (20,798,196)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) derived from share transactions . . .    16,510,071     12,313,813       22,607,412     21,240,862
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in net assets . . . . . . . . . . . .    26,461,213     24,219,786       20,709,790     29,711,915

NET ASSETS
     Beginning of year . . . . . . . . . . . . . . . . . . . . . .    99,421,459     75,201,673      200,511,106    170,799,191
                                                                    -------------  -------------    -------------  -------------
     End of year . . . . . . . . . . . . . . . . . . . . . . . . .  $125,882,672   $ 99,421,459     $221,220,896   $200,511,106
                                                                    =============  =============    =============  =============
NUMBER OF SHARES
     Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,559,384      1,211,965        2,736,189      2,825,132
     Shares issued from reinvestment of distributions. . . . . . .       248,724        298,348        1,372,921      1,275,428
     Reacquired. . . . . . . . . . . . . . . . . . . . . . . . . .     (797,921)      (671,556)      (1,985,302)    (2,023,575)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in shares outstanding . . . . . . . .     1,010,187        838,757        2,123,808      2,076,985

     Outstanding:
       Beginning of year . . . . . . . . . . . . . . . . . . . . .     6,336,730      5,497,973       18,824,383     16,747,398

       End of year . . . . . . . . . . . . . . . . . . . . . . . .     7,346,917      6,336,730       20,948,191     18,824,383
                                                                    =============  =============    =============  =============

                   See Notes To Financial Statements

                        ADVANCE CAPITAL I, INC.
             STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
-----------------------------------------------------------

                                                                                                   CORNERSTONE
                                                                                                      STOCK
                                                                                                ------------------
                                                                                                Partial Year Ended*
                                                                                                December 31, 1998
                                                                                                ------------------
INCREASE IN NET ASSETS
  Operations:
     Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $      2,901
     Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
     Net unrealized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .      233,274
                                                                                                -------------
     Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . .      236,175

  Distributions to Shareholders:
     Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,901)
     Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,901)

  Share Transactions:
     Net proceeds from sale of shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,080,114
     Reinvestment of distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,901
     Cost of shares reacquired. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     Net increase derived from share transactions . . . . . . . . . . . . . . . . . . . . . . .    7,083,015
                                                                                                -------------
     Net increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,316,289

NET ASSETS
     Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  7,316,289
                                                                                                =============
NUMBER OF SHARES
     Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      699,003
     Shares issued from reinvestment of distributions . . . . . . . . . . . . . . . . . . . . .          277
     Reacquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     Net increase in shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . .      699,280

     Outstanding:
       Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
       End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      699,280
                                                                                                =============

* From December 17, 1998 (commencement of operations) to December 31, 1998.

                   See Notes To Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION OF THE COMPANY

     Advance Capital I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987 and commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following classes: Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund. On December 17, 1998, the Cornerstone Stock Fund commenced operations as a new class of shares of the COMPANY.

NOTE 2.  ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements.
Actual results could differ from these estimates.

     The following is a summary of significant accounting policies followed by the COMPANY.

SECURITY VALUATION

     Securities for which exchange quotations are readily available are valued at the last sale price (generally 4:00 PM Eastern time). If there is no sale price, they are valued at the last bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at cost which approximates market.

EXPENSES

     Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

FEDERAL INCOME TAXES

     It is each fund's policy to meet the requirements of the Internal Revenue Code that are applicable to regulated investment companies and each fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided.

DIVIDENDS

     Income dividends in the Bond, Balanced and Retirement Income Funds are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth and Cornerstone Stock Funds, if any, are declared annually and paid on the last business day of the year. Capital gain dividends, if any, are declared annually and paid in December. For 1998, distributions of net realized capital gains of $10,395, $840,615 and $284,242 were paid by the Bond, Balanced and Retirement Income Funds, respectively.

OTHER

     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the first-in, first-out method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.

NOTE 3.  TRANSACTIONS WITH AFFILIATES

     Advance Capital Management, Inc. (MANAGEMENT) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY'S investment adviser. T. Rowe Price Associates, Inc. (TRPA) serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. (SERVICES) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the Company's shares. Advance Capital Group, Inc. (GROUP) is the Company's Administrator, Transfer Agent and Dividend Disbursing Agent.
For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets of the Equity Growth and Balanced Funds, .50% of the average daily net assets of the Retirement Income Fund, and .40% of the average daily net assets of the Bond and Cornerstone Stock Funds. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will reimburse SERVICES for actual expenses incurred in connection with the distribution of fund shares of the Equity Growth, Balanced, Retirement Income and Cornerstone Stock Funds, at a rate not to exceed .25% of each fund's average daily net assets.

     The COMPANY was charged investment advisory fees of $2,279,902 by MANAGEMENT for 1998. The COMPANY was charged distribution fees of $959,444 by SERVICES for 1998. At
December 31, 1998 an employee retirement plan sponsored by SERVICES owned 59,301 shares (1.8%) of the Equity Growth
Fund and 8,565 shares (0.1%) of the Balanced Fund.

     Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to outside directors and consist of a $2,500 annual retainer plus $250 per meeting attended.

NOTE 4.  INVESTMENT PORTFOLIO TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 1998 were as follows:


                Equity                                          Retirement      Cornerstone
                Growth          Bond            Balanced          Income           Stock
                -----------     ----------      -----------     -----------     -----------
Purchases       $16,894,235     $448,890        $28,665,902     $64,425,149     $7,056,807
Sales            13,183,365      943,507         12,250,817      40,058,234              0


     The cost of purchases and proceeds from sales of U.S.
Government securities included above were as follows:


                Equity                                          Retirement      Cornerstone
                Growth          Bond            Balanced        Income          Stock
                -----------     ----------      -----------     -----------     -----------
Purchases       None            $ 95,928        $1,654,688      $2,650,781      None
Sales           None             174,586         2,212,422       8,963,281      None


     Gross unrealized appreciation and depreciation of investments for book and tax purposes as of December 31, 1998 were as follows:


                Equity                                          Retirement      Cornerstone
                Growth          Bond            Balanced        Income          Stock
                -----------     --------        -----------     -----------     -----------
Appreciation    $31,413,365     $251,990        $39,842,798     $12,343,073     $272,177
Depreciation      2,196,500        3,048          1,315,573       1,910,454       38,903


NOTE 5.  CASH

     As of December 31, 1998, substantially all cash was invested in the Monitor Money Market Fund, bearing interest at a variable rate (approximately 4.6%).

NOTE 6.  CAPITAL LOSS CARRYOVERS

     For 1998, the Company utilized $41,220 of capital loss carryovers in the Retirement Income Fund. At December 31, 1998, capital loss carryovers and their expiration dates were as follows:


                    Equity
                    Growth
                   --------
December 31, 2006  $299,574


NOTE 7.  AUTHORIZED SHARES

     The Fund has one billion authorized shares of common stock, par value of $.001 per share. Each of the Fund's five portfolios has 200 million shares authorized.

                   REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
 Advance Capital I, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (constituting Advance Capital I, Inc., hereafter referred to as the "Company") at December 31, 1998, the results of each of their operations for the year or period then ended, the changes in each of their net assets for the periods indicated and the financial highlights for the four years in the period ended December 31, 1998 for the Equity Growth Fund, Bond Fund, Balanced Fund and Retirement Income
Fund and for the period from December 17, 1998 (commencement of operations) to December 31, 1998 for the Cornerstone Stock Fund, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at December
31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Advance Capital I, Inc. for the year ended December
31, 1994 were audited by other independent accountants whose report dated February 15, 1995 expressed and unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
February 5, 1999

ADDITIONAL INFORMATION (UNAUDITED)

RESULTS OF ANNUAL SHAREHOLDER VOTE

     An Annual Meeting of Shareholders of the COMPANY was held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 24, 1998 for the following purposes:

     1.   To elect five Directors to hold office until the next
          Annual Meeting of Shareholders or until their successors have been elected and qualified.


               Directors Elected at Meeting       Votes For
               ----------------------------       ----------
               Joseph A. Ahern                    17,757,394
               Richard W. Holtcamp                17,651,791
               Harry Kalajian                     17,745,511
               John C. Shoemaker                  17,787,614
               Frank R. Zimmerman                 17,732,111

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the COMPANY for the fiscal year ending December 31,1998.

               Votes For:                         17,706,724
               Votes Against:                         30,183
               Votes to Abstain:                     130,664

ADVANCE CAPITAL I, INC.                ADVANCE CAPITAL I INC
                                       An investment company with five funds
INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

SUB-ADVISER:
(Equity Growth and Balanced Funds)     EQUITY GROWTH FUND
T. Rowe Price Associates, Inc.         BOND FUND
100 East Pratt Street                  BALANCED FUND
Baltimore, Maryland 21202              RETIREMENT INCOME FUND
                                       CORNERSTONE STOCK FUND
DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Mighigan 48037

CUSTODIAN:
Huntington National Bank
220 Park Street, Suite 100
Birmingham, Michigan 48009

INDEPENDENT ACCOUNTANTS:
PricewaterhouseCoopers LLP
2050 North Woodward Avenue
Suite 200
Bloomfield Hills, MI 48304-2260

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Charles J. Cobb, Vice President
Kathy J. Harkleroad, Secretary
                                       ANNUAL REPORT
BOARD OF DIRECTORS:                    DECEMBER 31, 1998
Joseph A. Ahern
Richard W. Holtcamp
Harry Kalajian
John C. Shoemaker
Frank R. Zimmerman